UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

IRIDEX CORPORATION
(Name of Registrant as Specified In Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED APRIL 17, 2025

IRIDEX CORPORATION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 11, 2025

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of IRIDEX Corporation, a Delaware corporation (the “Company”), will be held on June 11, 2025 (the “Annual Meeting”) at 10:00 a.m., Pacific time, at the Company’s principal executive offices located at 1212 Terra Bella Avenue, Mountain View, California 94043.

On March 19, 2025, we entered into a securities purchase agreement (the “Securities Purchase Agreement”) and a note purchase agreement (the “Note Purchase Agreement”) with Novel Inspiration International Co., Ltd. (“Novel”). Pursuant to the Securities Purchase Agreement and the Note Purchase Agreement, we issued 600,000 shares of our Series B Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”) at $10.00 per share, initially convertible into 3,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) and an initial convertible promissory note in an aggregate principal amount of $4,000,000 (the “Initial Note”). The Initial Note is convertible into 400,000 shares of our Series B Preferred Stock at Novel’s option at an initial conversion price of $10.00, subject to appropriate adjustments from time to time for any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event.

In addition to the Initial Note, the Company and Novel agreed to develop and pursue growth initiatives that are anticipated to benefit from additional future financing from Novel. As part of such agreement, the Company has agreed that Novel will have the right to purchase additional convertible promissory notes (the “Growth Notes” and, together with the Initial Note, the “Notes”) in an aggregate principal amount of up to $10,000,000. The Growth Notes will become issuable in three installments, with one-third of the aggregate principal amount being issuable on each of the first, second and third anniversaries of March 19, 2025 and ending 90 days following such anniversary, subject to the terms and conditions in the Note Purchase Agreement. We have agreed to use good faith efforts to obtain stockholder approval in connection with the issuance of any Growth Notes to the extent such approval is deemed required under the rules and regulations of the Nasdaq Stock Markets (or any successor entity).

The terms of the Series B Preferred Stock and the Initial Note provide that approval of our stockholders (the “Transaction Approval”) is required prior to our issuance of any shares of Common Stock issuable upon conversion of any shares of Series B Preferred Stock, or any shares of Common Stock issuable as interest upon the Notes or any shares of Series B Preferred Stock or Common Stock issuable upon conversion of the Notes (collectively, the “Novel Shares”), to the extent that (i) the aggregate of all such Novel Shares issued by us would exceed 19.99% of either (a) the total number of shares of our Common Stock outstanding on the date of the Securities Purchase Agreement or (b) the total voting power of our securities outstanding on the date of the Securities Purchase Agreement that are entitled to vote on a matter being voted on by holders of our Common Stock, or (ii) such issuance would cause Novel to become, directly or indirectly, a “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of more than 19.99% of either (i) the total number of shares of Common Stock outstanding of such date or (ii) the total voting power of our securities outstanding as of such date that are entitled to vote on a matter being voted on by holders of our Common Stock.

The total number of shares of Common Stock issuable pursuant to the terms of the Series B Preferred Stock and the Initial Notes issued as of the date hereof is capped at 3,356,126 (equal to 19.99% of the number of shares of Common Stock outstanding as of March 19, 2025) prior to the receipt of transaction approval. Following the receipt of Transaction Approval, up to 11,857,142 shares of Common Stock may be issued pursuant to the terms of the Series B Preferred Stock and the Initial Notes issued as of the date hereof (equal to 70.62% of the number of shares of Common Stock outstanding as of March 19, 2025), which based on the maximum number of shares of Common Stock that may be issuable for the payment of interest on the Initial Notes at the price floor of $0.21.

The Annual Meeting will be held for the following purposes as more fully described in the attached formal meeting notice and proxy statement, including the appendices thereto and related materials (the “Proxy Statement”):

1.      To elect the five (5) directors named in the proxy statement to serve for the ensuing year or until their successors are elected and qualified (“Proposal One”);

2.      To ratify the appointment of BPM LLP as our independent registered public accounting firm for fiscal year 2025 ending January 3, 2026 (“Proposal Two”);

3.      To approve the issuance of the Novel Shares (other than the Novel Shares issuable pursuant to the terms of the Growth Notes) as provided for under Nasdaq Listing Rules 5635(b) and 5635(d) (“Proposal Three” or the “Nasdaq Stockholder Approval Proposal”);

4.      To approve an amendment and restatement of our amended and restated certificate of incorporation (the “Charter”), to, among other matters: modernize our Charter, increase the number of authorized shares of our Common Stock from 30,000,000 shares to 100,000,000 shares, and establish the designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of the preferred stock, including our Series B Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”) in the form of Appendix A (the “Restated Charter”) (“Proposal Four” or the “Restated Charter Proposal”);

5.      To approve an amendment to our Amended and Restated 2008 Equity Incentive Plan (the “Plan”) to, among other things, increase the share reserve and extend the term of the Plan (“Proposal Five”);

6.      To conduct an advisory vote to approve the compensation of the Company’s named executive officers (“Proposal Six”);

7.      To conduct an advisory non-binding vote on the frequency of future advisory votes to approve the compensation of our named executive officers (“Proposal Seven”);

8.      To approve one or more adjournments of the Annual Meeting, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the Annual Meeting (“Proposal Eight” or the “Adjournment Proposal”, and collectively, the “Proposals”); and

9.      To transact such other business as may properly be brought before the meeting and any adjournment(s) or postponement(s) thereof.

Stockholders at the close of business on April 14, 2025 shall be entitled to notice of and to vote at the Annual Meeting. The date of this proxy statement is            , 2025 and the Notice of Internet Availability (the “Internet Notice”) is being mailed on or about            , 2025 to stockholders of record as of April 14, 2025.

All stockholders are cordially invited to attend the meeting. The Internet Notice also provides instruction on how to vote via the Internet and includes instructions on how to receive a paper copy of our proxy materials by mail. The proxy statement and our annual report can be accessed directly at www.proxyvote.com. All you have to do is enter the control number located on your Internet Notice or proxy card. Any stockholder attending the Annual Meeting may vote in person even if he, she or it has previously voted using the Internet, telephone or proxy card. If you wish to attend the Annual Meeting to vote in person and need directions, please contact Investor Relations at (650) 940-4700 or investors@iridex.com.

By Order of the Board of Directors of IRIDEX Corporation,

Mountain View, California	Patrick Mercer
, 2025	President and Chief Executive Officer

YOUR VOTE IS IMPORTANT

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING,
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING WE URGE YOU TO
SUBMIT YOUR VOTE VIA THE INTERNET, TELEPHONE OR MAIL.

i

PLEASE CAREFULLY READ THE PROXY STATEMENT. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO SUBMIT PROXIES TO HAVE YOUR SHARES VOTED ELECTRONICALLY THROUGH THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM. IF YOU SUBMITTED A PROXY BY THE INTERNET OR TELEPHONE, THEN YOU NEED NOT RETURN A WRITTEN PROXY CARD OR VOTING INSTRUCTION FORM BY MAIL. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE (AS DESCRIBED BELOW).

IRIDEX CORPORATION
1212 Terra Bella Avenue
Mountain View, CA 94043

PROXY STATEMENT
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The board of directors (the “Board”) of IRIDEX Corporation, a Delaware corporation (the “Company” or “IRIDEX”), is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of stockholders (the “Annual Meeting”) to be held at the principal executive offices of the Company located at 1212 Terra Bella Avenue, Mountain View, California 94043 on June 11, 2025, at 10:00 a.m., Pacific time, and at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company’s telephone number is (650) 940-4700.

The date of this proxy statement is            , 2025 and the Notice of Internet Availability (the “Internet Notice”) is being mailed on or about            , 2025 to stockholders of record as of April 14, 2025. These proxy solicitation materials and the Annual Report on Form 10-K, filed as of March 27, 2025 for fiscal year 2024 ended December 28, 2024, including the consolidated financial statements (the “Form 10-K”), were first made available online, on or about            , 2025. We maintain a website at www.iridex.com. The information on our website is not a part of this proxy statement.

Record Date and Share Ownership

Stockholders at the close of business on April 14, 2025 (the “Record Date”) are entitled to notice of and to vote at the meeting and at any adjournment(s) or postponement(s) thereof. At the Record Date, 16,789,027 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), were issued and outstanding, and 600,000 shares of the Company’s Series B Preferred Stock, par value $0.01 per share (“Series B Preferred Stock”) were issued and outstanding.

Internet Notice

Pursuant to the rules of the Securities and Exchange Commission (the “SEC”), we have provided access to our proxy materials over the Internet. Accordingly, the Internet Notice has been sent to our stockholders of record and beneficial owners as of the Record Date. Instructions on how to access the proxy materials over the Internet or to request a printed copy by mail may be found on the Internet Notice. In addition, the Internet Notice provides information on how stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

By accessing the proxy materials on the Internet or choosing to receive your future proxy materials by email, you will save us the cost of printing and mailing documents to you and will reduce the impact of our annual stockholders’ meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. If you choose to receive future proxy materials by mail, you will receive a paper copy of those materials, including a proxy card. Your election to receive proxy materials by mail or email will remain in effect until you notify us that you are terminating your request.

Voting

Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder and one vote for each share of Series B Preferred Stock held by such stockholder, subject to certain limitations until receiving stockholder approval for the Nasdaq Stockholder Approval Proposal and the Restated Charter Proposal. Holders of Common Stock and Series B Preferred Stock are the only security holders of the Company entitled to vote at the Annual Meeting. Stockholders may not cumulate votes in the election of directors.

Registered Stockholders.    If shares of our Common Stock or Series B Preferred Stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Internet Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders.    If shares of our Common Stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Internet Notice was forwarded to you by that organization, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our Common Stock in-person at the Annual Meeting unless you follow your broker, bank or other nominee’s procedures for obtaining a legal proxy. If you request a printed copy of our proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

By mail — Stockholders of record who received paper copies of our proxy materials may submit proxies by signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Proxy cards submitted by mail must be received by the time of the meeting in order for your shares to be voted. Street name stockholders may vote by following the instructions provided by their brokers, banks or nominees.

By Internet — Stockholders of record may submit proxies online by following the “Vote by Internet” instructions on their proxy cards or Internet Notice until 11:59 p.m., Eastern time, on June 10, 2025. Street name stockholders may be able to vote by accessing the web site specified in the voting instructions provided by their brokers, banks or nominees. Please check the voting instructions for Internet voting availability.

By telephone — Stockholders of record who live in the United States or Canada may submit proxies by calling 1-800-652-VOTE (8683) and following the “Vote by Telephone” instructions on their proxy cards until 11:59 p.m., Eastern time, on June 10, 2025. Street name stockholders may be able to vote by phone by calling the number specified in the voting instructions provided by their brokers, banks or nominees. Please check the voting instructions for telephone voting availability.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (a) delivering to the Company at its principal offices to the attention of the Company’s Chief Executive Officer a written notice of revocation or a duly executed proxy bearing a later date or (b) attending the meeting and voting in person by ballot.

Solicitation of Proxies

Proxies are solicited by and on behalf of our Board. Patrick Mercer, our President, Chief Executive Officer and Chief Operating Officer, and Scott Shuda, the Chairperson of our Board, and each of them, with full power of substitution and re-substitution, have been designated as proxy holders for the Annual Meeting by a committee of our Board. When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board on the proposals as described above. If any other matters are properly brought before the Annual Meeting, then the proxy holders will use their own judgment to determine how to vote your shares.

The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing street name stockholders for their expenses in forwarding solicitation material to such street name stockholders. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone or other electronic means.

We have engaged         , to assist in the solicitation of proxies and provide related advice and informational support, for a service fee and the reimbursement of customary disbursements, which are not expected to exceed $        in total.

Quorum; Abstentions; Broker Non-Votes

Votes cast by a properly submitted proxy card, by telephone, by the Internet or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the “Inspector”). Holders having a majority of the votes which can be cast by the holders of all outstanding shares of stock entitled to vote must be present at the meeting, represented by a properly submitted proxy card, voted by telephone or voted by the Internet in order for a quorum to exist. The votes required for each proposal are as follows:

•        Proposal One will be decided by a plurality of the votes cast; and

•        Proposals Two, Five, Six and Eight will each be decided by the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter.

•        Proposal Three will be decided by the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and casting votes on the subject matter;

•        Proposal Four will be decided by the approval of a majority of the outstanding shares of common stock and a majority of the outstanding shares of Series B Preferred Stock, voting separately on the subject matter; and

•        Proposal Seven will be decided by the option that receives the most votes cast in favor of and will be considered the frequency for this advisory vote.

Shares that are timely voted by telephone, the Internet or a properly dated, executed and returned proxy card will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted (i) FOR the election of the nominees for directors set forth herein; (ii) FOR the ratification of the appointment of BPM LLP as the independent registered public accounting firm of the Company for fiscal year 2025 ending January 3, 2026; (iii) FOR the Nasdaq Stockholder Approval Proposal; (iv) FOR the Restated Charter Proposal; (v) FOR the approval of the amendment to the amended and restated 2008 Equity Incentive Plan (the “2008 EIP”); (vi) FOR the advisory vote to approve the compensation of the Company’s named executive officers; (vii) for “ONE YEAR” on the proposal regarding an advisory non-binding vote on the frequency of future advisory votes to approve the compensation of our named executive officers; (viii) FOR the Adjournment Proposal, if presented; and (ix) in the proxy holder’s discretion, upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

Pursuant to Delaware law, the Inspector will treat shares that are voted “FOR,” “AGAINST,” “WITHHELD” or “ABSTAIN” as being present and entitled to vote for purposes of determining the presence of a quorum and as shares entitled to vote on the subject matter at the Annual Meeting with respect to such matter. With respect to broker non-votes on Proposals One, Two, Three, Five, Six, Seven and Eight, although broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes will not be counted for purposes of determining the number of votes with respect to the particular proposal on which the broker has expressly not voted and, accordingly, will not affect the outcome of the vote on such matter. With respect Proposals Two, Five, Six, Seven and Eight, abstentions will also be counted as present and entitled to vote with respect to the particular proposal and, accordingly, will have the same effect as a vote “AGAINST” the proposal. Additionally, with respect to Proposals One and Three, abstentions will not be counted for purposes of determining the number of votes cast with respect to these proposals, and accordingly will not affect the outcome of the vote on such matter. With respect to Proposal Four broker non-votes, abstentions and not voting your shares will have the same effect as a vote “AGAINST” the proposal.

If you hold your shares through a broker, bank or other nominee and you do not instruct them how to vote, that organization may not have authority to vote your shares on your behalf. If you hold your Common Stock through a broker, bank or other nominee and you do not instruct it how to vote on Proposals One, Three, Four, Five, Six and Seven, it will not have discretion to vote on your behalf and no votes will be cast on your behalf with respect to such Proposal(s), because such proposals are considered “non-routine”. Your broker, bank or other nominee will continue to have discretion to vote any uninstructed shares on Proposals Two and Eight, which are considered “routine” matters.

Deadline for Receipt of Stockholder Proposals to be Presented at the Next Annual Meeting

Stockholders of the Company may submit proposals on matters appropriate for stockholder action at the 2026 annual meeting of stockholders and for inclusion in the Company’s proxy materials. Stockholder proposals intended for inclusion in the next year’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be directed to the Corporate Secretary, IRIDEX Corporation, at 1212 Terra Bella Avenue, Mountain View, California 94043, and must be received by December 29, 2025. The Company’s Amended and Restated Bylaws (which we refer to as our “bylaws” in this proxy statement) require that proposals of stockholders made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of the bylaws, not later than March 13, 2026 and not earlier than February 11, 2026.

Recommendation and Nomination of Director Candidates

You may propose director candidates for consideration by our nominating and governance committee (the “Nominating and Governance Committee”). Any such recommendations should include the nominee’s name and qualifications for membership on our Board and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Board Committees — Nominating and Governance Committee.”

In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Secretary within the time period described above under “Deadline for Receipt of Stockholder Proposals to be Presented at the Next Annual Meeting” for stockholder proposals that are not intended to be included in a proxy statement.

Stockholder Information

A copy of the Company’s Annual Report on Form 10-K filed as of March 27, 2025 for fiscal year 2024 ended December 28, 2024, including the consolidated financial statements, is available to you on the Internet at www.iridex.com. The information on our website is not a part of this proxy statement. In compliance with Rule 14a-3 promulgated under the Exchange Act, the Company hereby undertakes to provide without charge to each person, upon written request, a copy of the Company’s Annual Report on Form 10-K, filed as of March 27, 2025 for fiscal year 2024 ended December 28, 2024, not including exhibits. If a stockholder prefers a copy of the Annual Report on Form 10-K filed as of March 27, 2025, for fiscal year 2024 ended December 28, 2024 including exhibits, the stockholder will be charged a reasonable fee (which shall be limited to our reasonable expenses in furnishing such exhibits). Requests for such copies should be directed to IRIDEX Corporation, 1212 Terra Bella Avenue, Mountain View, California 94043, Attention: Investor Relations.

If you share an address with another stockholder, you may receive only one set of proxy materials (including our Annual Report on Form 10-K and proxy statement) unless you have previously provided contrary instructions. If you wish to receive a separate set of proxy materials, please request the additional copies by contacting us as instructed in the previous paragraph, or by contacting our Investor Relations Department at (650) 940-4700. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may contact us at the address or telephone number specified above to request that only a single copy of these materials be delivered to your address in the future.

The Internet Notice, these proxy solicitation materials, and the Form 10-K, are available at www.edocumentview.com/irix. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

CORPORATE GOVERNANCE MATTERS

Independence of the Board of Directors

The Board has determined that, with the exception of Mr. Mercer, the Company’s President, Chief Executive Officer and Chief Operating Officer, all of its members are “independent directors” as defined in the listing standards of The Nasdaq Stock Market.

Board Leadership Structure and Oversight of Risk Management

Our Chief Executive Officer is responsible for (i) setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, (ii) assisting the Board in its fundamental role of providing advice to and oversight of management, and (iii) together with the Chairperson of the Board, setting the agenda for Board meetings.

Scott Shuda serves as the Chairperson of the Board. The Board believes that maintaining a chairperson position held by an independent director ensures that our outside directors remain independent of management and provide objective oversight of our business and strategy. The Chairperson oversees Board meetings. Other responsibilities of the Chairperson include: preside at all Board meetings; provide input to the Chief Executive Officer, as is necessary or appropriate, with respect to the agendas for meetings of the Board and its committees; call meetings of independent directors, as necessary; preside at executive sessions of independent directors; communicate feedback from executive sessions of independent directors to management; advise with respect to the quality, quantity and timeliness of the flow of information from Company management to the independent directors as is necessary or appropriate for the independent directors to effectively and responsibly perform their duties; advise on the retention of advisors and consultants who report directly to the Board; be available for consultation and communication with significant stockholders, as reasonably requested; coordinate the assessment of Board Committee structure, organization, and charters, and evaluate the need for any changes; receive messages from stockholders wishing to communicate directly with the non-management directors and facilitate an appropriate response; participate in Board candidate interviews, as appropriate; facilitate discussions among independent directors on key issues and concerns outside of Board meetings; and have such other duties as the Board may delegate to assist in meeting its responsibilities.

Our Board oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the full Board in setting the Company’s business strategy is a key part of its assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for the Company.

The Board continually monitors the material risks we face, including financial risk, strategic risk, operational risk, and legal and compliance risk. The Board has established policies and processes for assessing, identifying, and managing material risks from cybersecurity threats, and has integrated these processes into our overall risk management systems.

While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the audit committee of the Board (the “Audit Committee”) focuses on financial risk, including internal controls, and has oversight responsibility for risks and incidents relating to cybersecurity threats, including compliance with disclosure requirements, cooperation with law enforcement. The Audit Committee reports its findings and recommendations to the Board for consideration. The compensation committee of the Board (the “Compensation Committee”) strives to create incentives that encourage a level of risk-taking behavior consistent with the Company’s business strategy. The Nominating and Governance Committee oversees risks relating to our Board composition.

The Board, with assistance from the Compensation Committee oversees the Company’s human capital resources objectives, including identifying, recruiting, retaining, incentivizing and integrating our existing and new employees, advisors and consultants.

Most recently, the Board created the strategy and budget committee of the Board (the “Strategy and Budget Committee”) to have primary responsibility for developing, assessing and reviewing the Company’s operating plan and budget, the Company’s product research and development plans, and to conduct prior review of material investor communications, subject to the oversight, review and approval of the full Board.

Board Meetings and Committees

The Board held a total of 14 meetings (including regularly scheduled and special meetings) during fiscal year 2024 ended December 28, 2024. No directors serving during fiscal year 2024 attended fewer than 75% of the aggregate of all meetings of the Board and committees of the Board upon which such director served.

Board Committees

During fiscal year 2024, the Board had three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. Most recently, on April 16, 2025, the Board approved of the reconstitution of the committees.

Audit Committee.    The Audit Committee of the Board currently consists of Ms. Huss and Messrs. Moore and Chen. Mr. Moore serves as the Chairperson of the Audit Committee. The Audit Committee held four meetings during the last fiscal year. The Board has determined that each member of the Audit Committee is independent as defined under the listing standards of The Nasdaq Stock Market and the rules of the SEC and that Mr. Moore is an “audit committee financial expert” as defined in rules of the SEC. Among other things, the Audit Committee reviews and advises the Board regarding the Company’s accounting matters and is responsible for appointing and overseeing the work of the independent registered public accounting firm, pre-approving audit and non-audit services to be provided by the independent registered public accounting firm, and reviewing the Company’s financial statements. The Audit Committee has adopted a written charter approved by the Board, which was amended in May 2020, a copy of which is available on our website at www.iridex.com.

Compensation Committee.    The Compensation Committee of the Board currently consists of Ms. Huss and Messrs. Moore and Shuda. Ms. Huss serves as the Chairperson of the Compensation Committee. The Compensation Committee held three meetings during the last fiscal year. The Board has determined that each member of the Compensation Committee is independent as defined under the listing standards of The Nasdaq Stock Market and the rules of the SEC. Among other things, the Compensation Committee reviews and advises the Board regarding all forms of compensation to be provided to the officers, employees, directors and consultants of the Company. The Compensation Committee has adopted a written charter approved by the Board, which was amended in March 2020, a copy of which is available on our website at www.iridex.com.

Nominating and Governance Committee.    The Nominating and Governance Committee of the Board currently consists of Ms. Huss and Messrs. Moore and Shuda. Mr. Shuda serves as the Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee held five meetings during the last fiscal year. The Board has determined that each member of the Nominating and Governance Committee is independent as defined under the listing standards of The Nasdaq Stock Market. Among other things, the Nominating and Governance Committee develops general criteria regarding the qualifications and election of Board members. Our Board and Nominating and Governance Committee discuss possible candidates for election. Following such discussion, the Nominating and Governance Committee considers and recommends candidates for election to the Board. It is the policy of the Nominating and Governance Committee to consider nominees for the Board submitted by the stockholders of the Company. For more information regarding the submission of nominees for the Board, see the discussion in “Corporate Governance Matters — Stockholder Recommendations for Nominations to the Board of Directors” below. The Nominating and Governance Committee has adopted a written charter approved by the Board, which was amended in March 2020, a copy of which is available on our website at www.iridex.com.

Strategy and Budget Committee.    The Strategy and Budget Committee of the Board currently consists of Ms. Huss and Messrs. Chen, Moore and Shuda. Mr. Chen serves as the Chairperson of the Strategy and Budget Committee. The Strategy and Budget Committee was recently created in 2025 and has held no meetings as of this date. Among other things, the Strategy and Budget Committee has primary responsibility for developing, assessing and reviewing the Company’s operating plan and budget, the Company’s product research and development plans, and to conduct prior review of material investor communications, subject to the oversight, review and approval of the full Board.

Attendance at Annual Stockholder Meetings by the Board of Directors

The Company has adopted a formal policy regarding attendance by members of the Board at the Company’s annual meeting of stockholders as part of the Board Governance Guidelines. The Company’s policy is that it encourages, but does not require, directors to attend the Company’s annual meeting of stockholders. Mr. Mercer, Mr. Ludlum, Mr. Shuda, Ms. Huss, and Dr. Grove attended the Company’s 2024 annual meeting of stockholders.

Stockholder Recommendations for Nominations to the Board of Directors

The Nominating and Governance Committee is responsible for, among other things, determining the criteria for membership to the Board and recommending candidates for election to the Board.

The Company seeks independent directors who represent a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. Candidates should have experience with one or more publicly traded national or multinational companies and should have achieved a high level of distinction in their fields. The Nominating and Governance Committee’s general criteria and process for evaluating and identifying the candidates that it recommends to the full Board for selection as director nominees are as follows:

•        In its evaluation of director candidates, including the members of the Board eligible for re-election, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and considers (1) the current size and composition of the Board and the needs of the Board and the respective committees of the Board, (2) such factors as character, integrity, judgment, age, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of the Company’s business and other commitments, and (3) such other factors as the Nominating and Governance Committee may consider appropriate. Diversity with respect to professional background, education and skill set, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on the Board are some of the numerous criteria that the Nominating and Governance Committee considers when reviewing potential candidates. For more information about how our Nominating and Governance Committee reviews and assesses director criteria, please see the Nominating and Governance Committee Charter, a copy of which is available on our website at www.iridex.com.

•        While the Nominating and Governance Committee has not established specific minimum qualifications for director candidates, the Nominating and Governance Committee believes that candidates and nominees must reflect a Board that is comprised of directors who (1) are predominantly independent, (2) are of high integrity, (3) have qualifications that will increase overall Board effectiveness, and (4) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members.

•        In evaluating and identifying candidates, the Nominating and Governance Committee has the authority to retain and terminate any third-party search firm that is used to identify director candidates and has the authority to approve the fees and retention terms of any such firm.

•        With regard to candidates who are properly recommended by stockholders or by other means, the Nominating and Governance Committee may do any of the following when considering a candidate for the Board: review the qualifications of any such candidate, which review may, in the Nominating and Governance Committee’s discretion, include interviewing references for the candidate, direct interviews with the candidate, or other actions that the Nominating and Governance Committee deems necessary or proper.

•        The Nominating and Governance Committee will apply these same principles when evaluating director candidates who may be elected initially by the full Board to fill vacancies or newly created directorships prior to the next annual meeting of stockholders at which directors are elected.

•        After such review and consideration, the Nominating and Governance Committee selects, or recommends that the Board select, the slate of director nominees, either at a meeting of the Nominating and Governance Committee at which a quorum is present or by unanimous written consent of the Nominating and Governance Committee.

Consistent with past practice, the Nominating and Governance Committee and the Board will continue to monitor and assess the size and composition of the Board and will consider the appointment of additional directors from time to time as appropriate to serve the best interests of the Company and its stockholders.

Communications with the Board of Directors

Any stockholder who desires to contact our Board may do so electronically by sending an email to the following address: BOD@iridex.com. Alternatively, a stockholder can contact our Board by writing to: Board of Directors, c/o Chairperson, IRIDEX Corporation, 1212 Terra Bella Avenue, Mountain View, CA 94043. Communications received electronically or in writing will be distributed to the Board as appropriate depending on the facts and circumstances outlined in the communication received.

Corporate Governance Guidelines

Our Board is committed to maintaining the highest standards of board leadership and corporate governance at the Company. The Board has adopted Board Governance Guidelines based on the recommendation of its Nominating and Governance Committee. The Board Governance Guidelines were adopted to further the Board’s goal of providing effective governance of the Company’s business for the long-term benefit of the Company’s stockholders, employees, and customers. These Board Governance Guidelines set forth policies concerning overall governance practices for the Board and address leadership, succession planning, director independence, committees, and other responsibilities.

Code of Business Conduct and Ethics

The Company’s policy is to conduct its operations in compliance with all applicable laws and regulations and to operate its business under the fundamental principles of honesty, integrity and ethical behavior. This policy can be found in the Company’s Code of Business Conduct and Ethics, which is applicable to all of our directors, officers and employees. Such Code of Business Conduct and Ethics incorporates the Code of Ethics required by Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K. The Code of Business Conduct and Ethics also complies with the listing standards of The Nasdaq Stock Market.

The Code of Business Conduct and Ethics is designed to promote honest and ethical conduct and compliance with all applicable laws, rules and regulations and to deter wrongdoing. The Code of Business Conduct and Ethics is also aimed at ensuring that information we provide to the public (including our filings with and submissions to the SEC) is accurate, complete, fair, relevant, timely and understandable. A copy of the formally adopted Code of Business Conduct and Ethics is available on our website at www.iridex.com. We intend to disclose future amendments to certain provisions of the Code of Business Conduct and Ethics, or waivers of such provisions granted to directors and executive officers, on our website at www.iridex.com pursuant to applicable requirements of the SEC and The Nasdaq Stock Market.

Insider Trading Policy and Compliance

The Company has adopted an insider trading policy that governs the purchase, sale, and other dispositions of the Company’s securities by directors, officers, employees, consultants, contractors and advisors of the Company, and other covered persons that the Company believes is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable stock exchange listing requirements. A copy of the Company’s insider trading policy is filed as Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024. In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws and the applicable exchange listing requirements.

Policy Prohibiting Hedging or Pledging of Securities

Under our insider trading policy, our employees, including our executive officers, and the members of our Board of Directors are prohibited from, directly or indirectly, among other things, (1) engaging in short sales, (2) trading in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities (other than stock options, restricted stock units and other compensatory awards issued to such individuals by us), (3) engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted to them by us as part of their compensation or held, directly or indirectly, by them, (4) pledging any of our securities as collateral for any loans and (5) holding our securities in a margin account.

PROPOSAL ONE — ELECTION OF DIRECTORS

Composition of the Board

Our Board is currently comprised of five members. Our Board consists of a single class of directors, each with one-year terms. Each director elected at the Annual Meeting will serve until the next annual meeting of stockholders or until such director’s successor has been elected and qualified.

Nominees

The Nominating and Governance Committee has nominated five (5) individuals to be elected at the Annual Meeting, all of whom are presently directors of the Company. Each nominee has consented to be named as a nominee in this Proxy Statement and to serve as a director if elected. Should any nominee become unable or decline to serve as a director or should additional persons be nominated at the Annual Meeting, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many nominees listed below as possible (or, if new nominees have been designated by the Board, in such a manner as to elect such nominees) and the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any reason that any nominee will be unable or will decline to serve as a director or that any additional persons will be nominated at the Annual Meeting.

The names of, and certain information regarding, the nominees, as of April 14, 2025, are set forth below.

Name of Nominee	Age	Principal Position at Company	Director Since
Patrick Mercer	53	President, Chief Executive Officer and Chief Operating Officer	2024
Beverly A. Huss(1)(2)(4)(5)(6)	65	Director	2022
Scott Shuda(1)(4)(5)(6)	59	Director	2019
William Moore(1)(2)(3)(4)(5)(6)(7)	76	Director	2025
Nick Chen(1)(2)(6)(7)	44	Director	2025

____________

(1)      The Board has made the affirmative determination that such nominee is independent as defined under the listing standards of The Nasdaq Stock Market.

(2)      Member of the Audit Committee.

(3)      Audit Committee financial expert as defined in the rules of the SEC.

(4)      Member of the Compensation Committee.

(5)      Member of the Nominating and Governance Committee.

(6)      Member of the Strategy and Budget Committee

(7)      Pursuant to the Investor Rights Agreement and as recommended by Novel, a shareholder beneficially owning more than 5% of the Company’s Common Stock, our Board nominated William Moore and Nick Chen as two of our five directors at the Annual Meeting.

Director Nominees

Patrick Mercer currently serves as the President, Chief Executive Officer and Chief Operating Officer of the Company. He has served as a director of the Company since November 2024, as President since October 2024, Chief Executive Officer since November 2024 and as our Chief Operating Officer since September 2018. Prior to joining the Company, Mr. Mercer served as Chief Operating Officer at TrackNet from May 2017 until September 2018, and as Vice President of Manufacturing at RODO Medical, Inc. from May 2015 to May 2017. Mr. Mercer also held positions at Dfine, Inc., HemoSense Inc., Revivant Corporation (acquired by Zoll Medical Corp.), and Stryker Corporation. Mr. Mercer earned his BS in Electrical Engineering and Computer Engineering from the University of Alabama.

Mr. Mercer has extensive experience in the medical device industry. Mr. Mercer’s executive management background, including the past six years as Iridex’s Chief Operating Officer, provide him with the necessary skills to serve as our President, Chief Executive Officer, Chief Operating Officer and on our Board.

Beverly A. Huss has served as a director of the Company since March 2022. She has served as the Chief Executive Officer of Pagonia Medical, Inc. (“Pagonia”), a private company focused on creating a novel non-invasive device for the preservation of tissue following a heart attack, stroke, traumatic brain injury and other medical conditions from January 2021 until June 2022. From September 2013 until January 2021, she served as President and Chief Executive

Officer of Qool Therapeutics, Inc. (“Qool”), formerly Thermocure, Inc., a company focused on temperature management therapies that underwent an assignment for the benefit of creditors under California law in November 2020 as a result of the COVID-19 pandemic. Prior to joining Qool, Ms. Huss was President and Chief Executive Officer at a start-up medical device company, Vibrynt, Inc., and held multiple senior level leadership positions at Guidant Corporation, including, President, Endovascular Solutions, and Vice President, Global Marketing, Vascular Intervention, and Vice President of the Stent Business Unit. Ms. Huss currently serves on the board of directors of Vicarious Surgical Inc., a publicly-held robotics company developing technology with a focus on abdominal access and visualization through a single port, Accuray Incorporated, a publicly-held radiation oncology company (compensation chair), InfuSystem Holdings (compensation chair), a provider of services related to biomedical equipment, Clarius Mobile Health, a privately held, ultrasound device company and Ancora Heart, Inc., a privately-held medical device company developing heart failure treatments. Her prior public company board experience includes Artes Medical, Inc., Coala-Life Group AB, Wright Medical Group N.V. and Dade Behring Holdings, Inc. Ms. Huss holds a B.S. in metallurgical engineering from the University of Illinois and a M.S. in technology management from Pepperdine University.

Ms. Huss is independent and, as a former chief executive officer with more than 30 years of management experience in the medical device industry, and a current and former member of several public and private company boards for two decades, Ms. Huss brings to the Board extensive experience in the medical device industry, including experience in the areas of business operations, management and corporate governance. Her education and experience make her qualified to serve on our Board.

Scott Shuda is independent and currently serves as our chairperson since June 2021 and has served as a director of the Company since April 2019. Mr. Shuda has been a member of the board of directors of InfuSystem, a provider of services related to biomedical equipment, since September 2016, and was elected chairperson on the board of InfuSystem in December 2018. Mr. Shuda is a Managing Director and Co-founder of Meridian OHC Partners, LP and BlueLine Partners, LLC, investment firms that focus on publicly listed technology and healthcare companies. Mr. Shuda previously served on our Board, from December 2012 to April 2017. Mr. Shuda holds both a Juris Doctor degree and a Masters of Business Administration degree from Georgetown University.

Mr. Shuda has extensive experience with the medical devices industry. He brings more than 25 years of professional experience in law, technology and entrepreneurial endeavors in the industry, including transactions that range from initial public offerings and venture financings to mergers and acquisitions. Mr. Shuda’s experience has given him the necessary skills and functional understanding to serve on our Board.

William Moore recently joined our board in March 2025. Mr. Moore previously served as our Chief Executive Officer from August 2012 through May 2019, a member of the Board from September 2007 through May 2019, a member of our Compensation Committee from 2007 through 2010 and as Chairman of our Nominating and Governance Committee from 2009 through 2012. Mr. Moore was a co-founder and also served on the board of directors of Natus Medical Incorporated (“Natus”) from 1990 until June 2018. Natus is a provider of healthcare products used for the screening, detection, treatment, monitoring and tracking of common medical ailments such as hearing impairment, neurological dysfunction, epilepsy, sleep disorders, and certain newborn conditions. Mr. Moore holds a B.S. degree in Business from the University of Utah.

Mr. Moore is independent and brings to the board institutional and historic operational experience, including past service on the boards of directors of five public companies and service on audit, compensation and nominating and governance committees, as well as over 30 years of experience in the healthcare industry, including in medical devices and ophthalmics. Mr. Moore’s experience has given him the necessary skills and functional understanding to serve on our Board.

Nick Chen recently joined our board in March 2025. Mr. Chen is currently and has been the Chief Operating Officer of Clinico Group (“Clinico”), a medical device-based company focused on the distribution and retail of medical devices, since April 2024. Mr. Chen was also the Chief Financial Officer of Clinico from February 2020 through February 2021, and has been Chief Financial Officer for 85 Degrees Café and Everfine Industrial Co., Ltd. Mr. Chen also worked for Deloitte, a certified public accounting and advisory firm, for eight years.

Mr. Chen is independent and brings to the board 20 years’ experience in the financing and accounting industry. Mr. Chen’s experiences as a Chief Operating Officer of a medical device company brings an in-depth expertise overseeing complex enterprises and extensive financial management experience to our Board.

Required Vote

Directors in our Company are elected by a plurality of the votes cast on the election of directors at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote. “Plurality” means that the five nominees who receive the largest number of votes cast “For” such nominees are elected as directors. As a result, any shares not voted “For” a particular nominee (whether as a result of a withhold vote or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
EACH OF THE NOMINEES LISTED ABOVE

PROPOSAL TWO — RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Introduction

The Audit Committee has appointed BPM LLP (“BPM”), an independent registered public accounting firm, to audit the consolidated financial statements of the Company for fiscal year 2025 ending January 3, 2026 and recommends that stockholders vote for ratification of such appointment. BPM also served as the Company’s independent registered public accounting firm for fiscal year 2024 ended December 28, 2024. Representatives of BPM are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Although action by stockholders is not required by law, the Board has determined that it is desirable to request ratification of this selection by the stockholders. Notwithstanding the ratification of this selection by the stockholders, the Audit Committee, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year, if the Audit Committee feels that such a change would be in the best interest of the Company and its stockholders. In the event of a negative vote on ratification, the Audit Committee will reconsider its selection.

Fees Billed to the Company by the Company’s Principal Independent Registered Public Accounting Firm During the Previous Two Fiscal Years

The following table presents fees (in thousands) for professional audit services and other services rendered to the Company by its principal independent registered public accounting firm for fiscal year 2024 ended December 28, 2024 and fiscal year 2023 ended December 30, 2023.

	Fiscal Year 2024 ($)		Fiscal Year 2023 ($)
Audit Fees(1)	636	(2)	516
Audit-Related Fees(3)	18		18
Tax Fees(4)	—		—
All Other Fees(5)	—		—
Total	654		534

____________

(1)      Audit Fees consisted of fees for professional services rendered for the audit of the Company’s annual consolidated financial statements included in the Company’s Annual Reports on Form 10-K and for the review of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q, as well as reviews of regulatory and statutory filings.

(2)      Includes $86 in related fees for professional services rendered in fiscal year 2023, which were billed in fiscal year 2024.

(3)      This category consists of assurance and related services by the Company’s independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported above under “Audit Fees.” Audit-Related Fees include the audit of the IRIDEX Corporation Profit Sharing 401(k) Plan Trust.

(4)      “Tax Fees” consists of fees billed for professional services for tax compliance, tax advice and tax planning. Our Company did not engage BPM to perform tax-related services for the Company.

(5)      “All Other Fees” — Our Company did not engage BPM to perform services not covered by the preceding three categories.

Auditor Independence

For fiscal year 2024 ended December 28, 2024, there were no other professional services provided by BPM that would have required our Audit Committee to consider their compatibility with maintaining the independence of BPM.

Pre-Approval of Audit and Non-Audit Services

The Audit Committee has established a policy governing the Company’s use of its principal independent registered public accounting firm for non-audit services. Under the policy, management may use its principal independent registered public accounting firm for non-audit services that are permitted under SEC rules and regulations, provided that management obtains the Audit Committee’s approval before such services are rendered. BPM did not provide any non-audit services for the Company in fiscal years 2024 or 2023.

The Audit Committee pre-approved all of the services and fees identified in the table above in accordance with its charter and applicable laws, rules and regulations.

Required Vote

If a quorum is present, the affirmative vote of a majority of the voting power of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal will be required to approve the ratification of the appointment of BPM. Abstentions will have the effect of a vote against this proposal, and broker non-votes will have no effect. Brokers have discretion to vote on this proposal absent voting instructions from the beneficial holder because this proposal is considered “routine”.

THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
RATIFICATION OF THE APPOINTMENT OF BPM LLP

PROPOSAL THREE — THE NASDAQ STOCKHOLDER APPROVAL PROPOSAL

Background

At the Annual Meeting, our stockholders are being asked to approve, for purposes of complying with Nasdaq Listing Rule 5635(b) and (d) (collectively herein, the “Nasdaq Stockholder Approval Rule”), the issuance to Novel Inspiration International Co., Ltd. (“Novel”) of any shares of Common Stock issuable upon conversion of any shares of Series B Preferred Stock, or any shares of Common Stock issuable as interest upon the Initial Note or any shares of Series B Preferred Stock or Common Stock issuable upon conversion of the Initial Note (collectively, the “Novel Shares”), to the extent that (i) the aggregate of all such Novel Shares issued by us would exceed 19.99% of either (a) the total number of shares of our Common Stock outstanding on the date of the Securities Purchase Agreement or (b) the total voting power of our securities outstanding on the date of the Securities Purchase Agreement that are entitled to vote on a matter being voted on by holders of our Common Stock or (ii) such issuance would cause Novel to become, directly or indirectly, a “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of more than 19.99% of either (i) the total number of shares of Common Stock outstanding of such date or (ii) the total voting power of our securities outstanding as of such date that are entitled to vote on a matter being voted on by holders of our Common Stock. The Novel Shares represent an aggregate of up to 11,857,142 shares of Common Stock that may be issued pursuant to the Transaction Documents (as defined below). The key terms of the agreements relating to the Nasdaq Stockholder Approval Proposal are summarized below.

Summary of Transactions

On March 19, 2025, we entered into a securities purchase agreement (the “Securities Purchase Agreement”) and a note purchase agreement (the “Note Purchase Agreement”) with Novel. Pursuant to the Securities Purchase Agreement and the Note Purchase Agreement, we issued (i) 600,000 shares of our Series B Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”) at $10.00 per share, initially convertible into 3,000,000 shares our common stock, par value $0.01 per share (the “Common Stock”) and (ii) an initial convertible promissory note in an aggregate principal amount of $4,000,000 (the “Initial Note”). The Initial Note is convertible into 400,000 shares of our Series B Preferred Stock.

The Initial Note will be convertible into Series B Preferred Stock at Novel’s option at an initial conversion price of $10.00, subject to any adjustments set forth in the Initial Note. The Initial Note will bear interest at a rate of 12% per annum. Interest on the Initial Note will be payable quarterly on the first business day of each calendar quarter, beginning on July 1, 2025, in a number of shares of our Common Stock, equal to (i) the accrued and unpaid interest due on the applicable interest payment date divided by (ii) the greater of (a) the average closing price of the Common Stock for each trading day after the Closing (as defined in the Note Purchase Agreement) in the calendar quarter immediately preceding such interest payment date and (b) $0.21 (the “Price Floor”). The Initial Note will mature on March 19, 2028, which is the three-year anniversary of the closing date, subject to earlier conversion or repurchase.

In addition to the Initial Note, Novel will have the right to purchase additional convertible promissory notes (the “Growth Notes” and, together with the Initial Note, the “Notes”) in an aggregate principal amount of up to $10,000,000. The Growth Notes will become issuable in three installments, with one-third of the aggregate principal amount being issuable on each of the first, second and third anniversaries of March 19, 2025 and ending 90 days following such anniversary, subject to the terms and conditions in the Note Purchase Agreement. The Growth Notes shall be on terms substantially similar to the Initial Note, except the Growth Notes will (i) bear interest at a rate equal to 12% per annum payable quarterly on the first business day of each calendar quarter in a number of shares of the Common Stock equal to (x) the accrued and unpaid interest due on the applicable interest payment date divided by (y) the lesser of (A) a maximum average price as set forth in the Note Purchase Agreement and (B) the greater of (1) the average closing price of the Common Stock for each trading day after the applicable closing date in the calendar quarter immediately preceding such interest payment date and (2) the Price Floor, and (ii) be convertible into shares of the Common Stock at a conversion price equal to the lesser of (x) a maximum conversion price as set forth in the Note Purchase Agreement and (y) the greater of (A) the average closing price of the Common Stock for each trading day after the applicable closing date in the calendar quarter immediately preceding the date of such interest payment date and (B) the Price Floor. Novel’s right to purchase Growth Notes shall terminate upon the consummation of a Change of Control. We have not yet issued the Growth Notes to Novel, but we have agreed to use good faith efforts to obtain stockholder approval in connection with the issuance of any Growth Notes to the extent such approval is deemed required under the rules and regulations of the Nasdaq Stock Markets (or any successor entity).

Notwithstanding the foregoing, prior to us obtaining stockholder approval, we may only issue to Novel up to 3,356,126 shares of our Common Stock, representing 19.99% of our outstanding Common Stock on March 19, 2025 (the “Nasdaq Cap”) in connection with the following share issuances, which we also collectively refer to as the Novel Shares: (i) Series B Preferred Stock issuable upon conversion of the Initial Note (the “Preferred Conversion Shares”); (ii) Common Stock issuable upon conversion of the Growth Notes; (iii) Common Stock issuable as interest upon the Notes; (iv) Common Stock issuable upon conversion of the Preferred Conversion Shares; (v) Series B Preferred issued pursuant to the Series B Securities Purchase Agreement (the “Purchased Preferred Shares”); and (vi) Common Stock issuable upon conversion of the Purchased Preferred Shares.

Concurrently with the purchase of the shares of the Series B Preferred Stock and the Initial Note, we also entered into an Investor Rights Agreement (the “Rights Agreement”) with Novel pursuant to which we agreed to, among other things, grant Novel certain rights, including (i) registration rights and indemnification obligations related thereto; (ii) subject to certain restrictions (including satisfying certain beneficial ownership thresholds) the right to appoint and maintain two individuals to our Board; and (iii) the right to approve certain of our corporate actions.

Reasons for Requesting Stockholder Approval

Our Common Stock is listed on the Nasdaq Capital Market and, as a result, we are subject to Nasdaq’s Listing Rules, including Nasdaq Listing Rule 5635:

•        Nasdaq Listing Rule 5635(b).    Nasdaq Listing Rule 5635(b) requires us to obtain stockholder approval prior to the issuance of securities when the issuance or potential issuance could result in a change of control of the issuer, as defined by Nasdaq. We refer to this rule as the “Nasdaq Change of Control Rule.” Generally, Nasdaq interpretations provide that the acquisition of or right to acquire 20% or more of the outstanding shares of an issuer or voting power by one person or group of affiliated persons and such ownership or voting power would be the largest ownership threshold may be considered a change of control of such issuer. The potential issuance of the Novel Shares may result in Novel (or their assignees and successors) acquiring more than 20% of our shares of Common Stock or of the related voting power by Novel.

•        Nasdaq Listing Rule 5635(d).    Under Nasdaq Listing Rule 5635(d), prior stockholder approval is required for the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by a listed company of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement, or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the transaction. To issue securities that equal more than 19.99% of the shares of our common stock, we must obtain stockholder approval to issue such incremental shares of common stock.

•        Nasdaq Listing Rule 5635(e)(4).    Pursuant to Nasdaq Listing Rule 5635(e)(4), where stockholder approval is required in connection with an issuance, the minimum vote that will constitute stockholder approval shall be a majority of the total votes cast on the proposal.

As such, we are seeking stockholder approval to issue more than 19.99% of the shares of our Common Stock to Novel (the “Nasdaq Stockholder Approval Proposal”). We are seeking such approval in order to satisfy as the Nasdaq Stockholder Approval Rule prior to issuing more than 3,356,126 shares of our outstanding Common Stock to Novel, which number represents 19.99% of the number of shares of Common Stock outstanding immediately prior to our execution of the Securities Purchase Agreement and the Note Purchase Agreement. The total amount of Novel Shares issued and potentially issuable to Novel is 11,857,142 shares of Common Stock, excluding the Growth Notes, which have not been issued.

Potential Effects of the Proposal

The shares of Common Stock issuable as Novel Shares or upon the conversion of Novel Shares, if issued, would have the same rights and privileges as the shares of our currently authorized Common Stock. The issuance of such shares will not affect the rights of the holders of our outstanding Common Stock, but such issuances will have a dilutive effect on the existing stockholders, including on the voting power and economic rights of the existing stockholders, and may result in a decline in the price of our Common Stock or in greater price volatility. If our stockholders approve the Nasdaq Stockholder Approval Proposal, the shares of Common Stock issuable as Novel Shares or upon the conversion of Novel Shares, if issued, would constitute more than 19.99% of our outstanding shares of Common Stock.

If our stockholders do not approve the Nasdaq Stockholder Approval Proposal at the Annual Meeting, the limitation on issuing the Novel Shares will remain in effect and we intend to continue to seek stockholder approval until we receive such approval. Your approval of the Nasdaq Stockholder Approval Proposal will assist us in meeting our obligations under the Transaction Documents.

In approving the issuance of the Novel Shares (including the shares of Common Stock issuable as Novel Shares or upon the conversion of the Novel Shares), our Board unanimously believed it was in the best interests of the Company and our stockholders to allow for the potential issuance of shares of our Common Stock to Novel (i) in excess of 19.99% of our issued and outstanding Common Stock or voting power on the date of the execution of the Transaction Documents, and (ii) that may cause Novel to become, directly or indirectly, a “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 19, as amended) of more than 19.99% of either (i) the total number of shares of Common Stock outstanding of such date or (ii) the total voting power of our securities outstanding as of such date that are entitled to vote on a matter being voted on by holders of our Common Stock.

No Appraisal Rights

Under applicable Delaware law, our stockholders are not entitled to appraisal rights with respect to the issuance and sale of the shares of Novel Shares pursuant to the Transaction Documents, and we will not independently provide stockholders with any such rights.

Required Vote

If a quorum is present, the affirmative vote of a majority of the votes cast on this proposal will be required to approve the Nasdaq Stockholder Approval Proposal. Abstentions and broker non-votes are not treated as votes cast and therefore will have no effect on this proposal. Nasdaq has advised us that this proposal is considered a “non-routine” matter and, therefore, if you do not return voting instructions to your broker by its deadline, this will result in a broker non-vote, which will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
THE NASDAQ STOCKHOLDER APPROVAL PROPOSAL

PROPOSAL FOUR — APPROVAL OF AN AMENDMENT AND RESTATEMENT OF OUR
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Overview

At the Annual Meeting, our stockholders are being asked to approve an amendment and restatement of our Amended and Restated Certificate of Incorporation (the “Charter”) in the form of the Amended and Restated Certificate of Incorporation attached hereto as Appendix A (the “Restated Charter”) in order to, among other matters, modernize our Charter, which was last amended and restated in 1996 in connection with our initial public offering, as well as to increase the number of authorized shares of our Common Stock. In connection therewith, the Restated Charter will also reestablish the designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of the preferred stock, including our Series B Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”), which, with respect to the Series B Preferred Stock, are the same rights for the Series B Preferred Stock as are provided for pursuant to the original Certificate of Designation, Preferences and Rights of Series B Preferred Stock filed with the Secretary of State of the State of Delaware on March 18, 2025.

The complete text of the proposed form of the Restated Charter is attached to this Proxy Statement as Appendix A and incorporated into this Proxy Statement by reference. However, the text of the Restated Charter is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as deemed necessary and advisable to effect the Restated Charter Proposal. If this proposal is approved, the Restated Charter will become effective upon filing with the Secretary of State of Delaware, which the Board will have sole and absolute discretion to determine the time and date, if at all, of the filing of the Restated Charter. The additional authorized shares of our capital stock may then be issued at the discretion of our Board without further stockholder action, except as may be required by the law or provided for by the listing standards of Nasdaq.

If we fail to obtain stockholder approval of this proposal at the Annual Meeting, we intend to continue to seek to obtain stockholder approval at each subsequent annual meeting of stockholders and/or special meeting of stockholders until such approval has been obtained, and we will incur the costs associated therewith. We anticipate filing the Restated Charter promptly following the Annual Meeting if our stockholders approve this proposal.

Background of Proposal

We originally filed our Charter in 1996 in connection with our initial public offering. We subsequently filed the Certificate of Designation, Preferences and Rights of Series B Preferred Stock on March 18, 2025, in connection with the sale of shares of Series B Preferred Stock and the Initial Note.

Our Board has approved, and recommends that our stockholders approve, the Restated Charter for, among other reasons, modernizing our Charter, which was last amended and restated in 1996 in connection with our initial public offering, as well as to, among other matters, increase the number of authorized shares of our Common Stock to 100,000,000 shares. Our Board will continue to retain authority over whether any authorized shares of our Common Stock and Preferred Stock are issued. The Restated Charter will also reestablish the designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of the preferred stock, including our Series B Preferred Stock, which, with respect to the Series B Preferred Stock, are the same rights for the Series B Preferred Stock as are provided for pursuant to the original Certificate of Designation, Preferences and Rights of Series B Preferred Stock filed with the Secretary of State of the State of Delaware on March 18, 2025. As of the Record Date, 30,000,000 shares of our Common Stock were authorized under our Charter, with 16,789,027 shares of our Common Stock issued and outstanding, and 2,000,000 shares of our undesignated preferred stock were authorized under our Charter, with 600,000 shares of our Series B Preferred stock issued and outstanding and 400,000 shares of our Series B Preferred Stock reserved for issuance upon conversion of the Initial Note, and with 500,000 shares of Series A Preferred Stock that were issued and converted into shares of Common Stock in accordance with its terms and not reissuable. The increase in the number of authorized shares of our Common Stock (together with the preferred stock, the “Capital Stock”) gives us greater flexibility in considering and planning for future business needs and pursuing our strategic goals.

Effect of the Proposal

General

The following description summarizes certain important terms of our Common Stock and Preferred Stock, which terms are expected to be in effect upon approval and filing of the Restated Charter, subject to and following the approval of the Restated Charter Proposal by our stockholders. This description below summarizes the provisions that are proposed to be included in the Restated Charter. Because it is only a summary, it does not contain all the information that may be important to you, and you should refer to the full text of the Restated Charter attached to this proxy statement as Appendix A, and to the applicable provisions of Delaware law. The Restated Charter reestablishes and restates the same rights for the Series B Preferred Stock as are currently provided for pursuant to the original Certificate of Designation, Preferences and Rights of Series B Preferred Stock filed with the Secretary of State of the State of Delaware on March 18, 2025.

Following the approval and filing of the Restated Charter, our authorized Capital Stock, $0.01 par value per share, will consist of 102,000,000 shares, consisting of 100,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock, of which:

•        100,000,000 shares are designated as Common Stock;

•        1,000,000 shares are designated as Series B Preferred Stock; and

•        1,000,000 shares of undesignated preferred stock.

Assuming the automatic conversion of all outstanding shares of our preferred stock into shares of our Common Stock, as of the Record Date, there were 16,789,027 shares of our Common Stock outstanding, held by 33 stockholders of record, 600,000 shares of our Series B Preferred Stock outstanding, held by one stockholder of record, and no shares of our undesignated Preferred Stock outstanding.

Approval of the Restated Charter by our stockholders will have no immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders. Other than the Novel Shares issued or issuable pursuant to the Series B Preferred Stock and the Initial Note, and the Growth Notes potentially issuable by us in the future, the Board has no current plan, arrangement, commitment or understanding to issue shares from the additional authorized shares provided by the Restated Charter. The additional shares of Capital Stock will be available for issuance by our Board for various general corporate purposes, including but not limited to, financings and other raises of capital, stock dividends or stock splits, potential strategic transactions, including mergers, acquisitions, strategic partnerships, joint ventures, divestitures, business combinations, as well as for other general corporate purposes. If the approval of an increase in the number of authorized shares of our Common Stock is postponed until the foregoing specific needs arise, the delay and expense incident to obtaining approval of the stockholders at that time could impair our ability to meet the objectives set forth above.

In addition to increasing the number of authorized shares of our Common Stock, the Restated Charter will modernize our Charter, which was last amended and restated in 1996 in connection with our initial public offering. We subsequently filed the Certificate of Designation, Preferences and Rights of Series B Preferred Stock on March 18, 2025, in connection with the sale of shares of Series B Preferred Stock and the Initial Note. The Restated Charter does not change the terms of our Common Stock or Preferred Stock now authorized and outstanding and the additional shares of Common Stock to be authorized will have the same voting rights, the same rights to dividends and distributions and will be identical in all other respects to the Capital Stock now authorized. Similarly, the Restated Charter will not affect the rights of the holders of our currently outstanding Common Stock, except for immaterial incidental effects that would only occur as a result of increasing the number of shares of our Common Stock outstanding, such as dilution of the ownership rights of current holders of Common Stock. However, any future issuance of additional authorized shares of our Capital Stock may, among other things, dilute the earnings per share of Common Stock and the equity and voting rights of those holding Common Stock at the time the additional shares are issued. Additionally, this potential dilutive effect may cause a reduction in the market price of our Common Stock.

Pursuant to the DGCL, stockholders are not entitled to appraisal rights with respect to the Restated Charter Proposal.

Capital Stock

Our authorized shares of common stock are designated as common stock, Series B Preferred Stock and undesignated preferred stock. A description of the rights of the holders of our common stock, Series B Preferred Stock and undesignated preferred stock are set forth below.

Dividend Rights

Subject to certain transactions that shall not be considered distributions, if we pay a dividend or make another distribution to the holders of the common stock payable in our securities, other than in shares of common stock, then in each such event the dividend or other distribution, as applicable, shall be distributed pro rata among the holders of Series B Preferred Stock and common stock, based on the number of shares of common stock then held by each holder (assuming conversion of all such Series B Preferred Stock into common stock at the ratio contemplated in the Restated Charter).

Subject to the foregoing preferences that apply or may apply to any shares of preferred stock outstanding at the time, including the Series B Preferred Stock, the holders of our common stock are entitled to receive dividends out of funds legally available if our Board, in its discretion, determines to issue dividends and then only at the times and in the amounts that our Board may determine. See the section titled “Dividend Rights” for more information.

No Preemptive or Similar Rights

Our common stock and Series B Preferred Stock are not entitled to preemptive rights, and are not subject to conversion (other than with respect to the conversion of the Series B Preferred Stock into shares of Common Stock either voluntarily or automatically upon the occurrence of certain events set forth in the Restated Charter and described below), redemption or sinking fund provisions.

Voting Rights

The holders of shares of Series B Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of our stockholders except as provided for in the Restated Charter or by law. If the Restated Charter is approved by our stockholders, the holders of shares of Series B Preferred Stock shall, on all matters submitted to a vote of our stockholders, be entitled to that number of votes equal to the aggregate number of shares of common stock issuable upon the conversion of such holder’s shares of Series B Preferred Stock to common stock and subject to any restrictions and limitations on conversion set forth therein. Initially, each share of Series B Preferred Stock is convertible into five (5) shares of common stock, with the conversion price and conversion ratio subject to adjustment as set forth in the Restated Charter.

Holders of our common stock are entitled to one vote per share held as of the applicable record date on all matters submitted to a vote of the holders of our common stock. The holders of our common stock and Series B Preferred Stock will generally vote together as a single class on all matters submitted to a vote of our stockholders, unless otherwise required by Delaware law or our certificate of incorporation. Delaware law could require either holders of our common stock or Series B Preferred Stock to vote separately as a single class if we were to seek to amend our amended and restated certificate of incorporation in a manner that alters or changes the powers, preferences, or special rights of such class of common stock in a manner that affected such shares adversely but does not so affect the shares of the other class Capital Stock.

Our stockholders do not have the ability to cumulate votes for the election of directors. As a result, the holders of a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors can elect all of the directors standing for election, if they should so choose. With respect to matters other than the election of directors, at any meeting of the stockholders at which a quorum is present or represented, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at such meeting and entitled to vote on the subject matter shall be the act of the stockholders, except as otherwise provided by law, our governing documents or the rules of the stock exchange on which our securities are listed. The holders of a majority of the voting power of the capital stock issued and outstanding and entitled to vote as of the applicable record date, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders.

Liquidation Rights

Payments made in connection with any Change in Control Event (as defined in the Restated Charter) are to be made to the holders of Series B Preferred Stock in preference to any payments made to the holders of the Common Stock, with the aggregate amount per share of Series B Preferred Stock equal to the greater of (A) (x) ten dollars ($10.00) (the “Purchase Price”) plus (y) any declared but unpaid dividends on such shares of Series B Preferred Stock minus (z) any payments made in respect of such shares in connection with a Non-Liquidation Payment Event (as defined in the Restated Charter), or (B) such amount per share as would have been payable had all shares of Series B Preferred Stock (and all shares of all other series of Preferred Stock that would receive a larger distribution per share if such series of Preferred Stock were converted into Common Stock) been converted into Common Stock pursuant to the terms of the Restated Charter immediately prior to such liquidation, dissolution, or winding up of the Company (the “Liquidation Preference”), with all remaining assets available for distribution after the payment in full of the Liquidation Preference then being distributed ratably to the holders of the Common Stock, pro rata based on the number of shares held by each such holder. A “Change of Control Event” shall be deemed to be occasioned by, or to include: (i) the acquisition of the Company by another entity by means of any transaction or series of related transactions to which the Company is party (including, without limitation, any stock acquisition, reorganization, merger or consolidation but excluding any sale of stock for capital raising purposes) other than a transaction or series of transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction retain, immediately after such transaction or series of transactions, as a result of shares in the Company held by such holders prior to such transaction, at least a majority of the total voting power represented by the outstanding voting securities of the Company or such other surviving or resulting entity (or if the Company or such other surviving or resulting entity is a wholly-owned subsidiary immediately following such acquisition, its parent); (ii) a sale, lease or other disposition of all or substantially all of the assets of the Company and its subsidiaries taken as a whole by means of any transaction or series of related transactions, except where such sale, lease or other disposition is to a wholly-owned subsidiary of the Company; or (iii) any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, other than a Bankruptcy Event (as defined below).

Any payments made in connection with a Non-Liquidation Payment Event (as defined in below) or Bankruptcy Event are to be made to the holders of Series B Preferred Stock in preference to any payments made to the holders of the Common Stock, with the aggregate amount per share of Series B Preferred Stock equal to the Purchase Price plus any declared but unpaid dividends on such shares of Series B Preferred Stock (the “Non-Liquidation Preference Payment”), with all remaining proceeds from the Non-Liquidation Payment Event available for distribution after the payment in full of the Non-Liquidation Preference Payment then being distributed ratably to the holders of the Series B Preferred Stock and Common Stock, pro rata based on the number of shares held by each such holder, treating for this purpose all such Series B Preferred Stock as if they had been converted to Common Stock pursuant to the terms of the Restated Charter immediately prior to such Non-Liquidation Payment Event. A “Non-Liquidation Payment Event” shall be deemed to be occasioned by, or to include: (i) a sale, lease or other disposition of a substantial portion, but less than substantially all, of the assets of the Company and its subsidiaries taken as a whole by means of any transaction or series of related transactions, except where such sale, lease or other disposition is to a wholly-owned subsidiary of the Corporation. A “Bankruptcy Event” shall be deemed to be occasioned by, or to include: (i) any event in which the Company (a) applies for or consents to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (b) admits in writing its inability to pay its debts generally as they mature, (c) makes a general assignment for the benefit of its or any of its creditors, (d) voluntarily files a proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consents to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it; or (ii) any event in which (a) there are proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company, or of all or a substantial part of the property thereof, or (b) an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or any of its subsidiaries, if any, or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 45 days of commencement.

Series B Preferred Stock Conversion Rights

Our shares of Series B Preferred Stock are convertible into shares of Common Stock, either voluntarily or upon the occurrence of certain mandatory conversion events set forth in the Restated Charter, based on an initial conversion ratio obtained by dividing the (x) Purchase Price of $10.00 by (y) the initial conversion price of $2.00 (as adjusted from time to time, the “Conversion Price”), initially resulting in each one (1) share of Series B Preferred Stock being initially convertible into five (5) shares of Common Stock, with the conversion price and conversion ratio subject to adjustment as set forth in the Restated Charter.

The shares of Series B Preferred Stock shall automatically convert into a number of shares of Common Stock determined by dividing the Purchase Price by the then applicable Conversion Price upon the earliest to occur of any of the following events: (i) 5:00 p.m. (Eastern time) on the seven (7) year anniversary of the Original Issue Date; or (ii) with respect to any share of Series B Preferred Stock, upon certain transfers without the prior written consent of the Company; or (iii) the Common Stock of the Company trades on a trading market at or above a closing price of ten dollars ($10.00) (as adjusted for capital reorganizations, stock splits, reclassifications, etc.) for a period of thirty (30) consecutive Trading Days (as that term is defined in the Stock Purchase Agreement dated on or about March 18, 2025 by and between the Company and the parties named therein); or (iv) the “market capitalization” of the Company, as determined by multiplying for each Trading Day (x) the number of outstanding shares of the Common Stock of the Company as of the closing for such Trading Day by (y) the closing price of the Common Stock of the Company for such Trading Day, exceeds Two Hundred Fifty Million Dollars ($250,000,000) for a period of thirty (30) consecutive Trading Days.

Undesignated Preferred Stock

Our Board will also have the authority, subject to limitations prescribed by Delaware law, to issue shares of authorized but unissued preferred stock in one or more series, and to fix the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in each case without further vote or action by our stockholders. These powers, rights, preferences and privileges could include dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price(s) and liquidation preferences, and the number of shares constituting any series or the designation of such series, any or all of which may be greater than the rights of the common stock. The issuance of preferred stock could adversely affect the voting power of holders of common stock and the likelihood that such holders will receive dividend payments and payments upon liquidation. In addition, the issuance of preferred stock could have the effect of delaying, deferring or preventing a change in our control or other corporate action. Other than the currently outstanding Shares of Series B Preferred Stock, there are no other shares of preferred stock currently outstanding.

Anti-Takeover Effects of Certain Provisions of Delaware Law, Our Certificate of Incorporation and Our Bylaws

Certain provisions of Delaware law, our certificate of incorporation and our bylaws, which are summarized below, may have the effect of delaying, deferring or discouraging another person from acquiring control of us. They are also designed, in part, to encourage persons seeking to acquire control of us to negotiate first with our Board. We believe that the benefits of increased protection of our potential ability to negotiate with an unfriendly or unsolicited acquirer outweigh the disadvantages of discouraging a proposal to acquire us because negotiation of these proposals could result in an improvement of their terms.

Delaware Law

We will be governed by the provisions of Section 203 of the DGCL. Section 203 generally prohibits a publicly held Delaware corporation from engaging in a “business combination” with any “interested stockholder” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless:

•        the business combination or transaction which resulted in the stockholder becoming an interested stockholder was approved by the Board prior to the time that the stockholder became an interested stockholder;

•        upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding (1) shares owned by persons who are directors and also officers and (2) shares owned by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•        on or subsequent to the date of the transaction, the business combination is approved by the board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock which is not owned by the interested stockholder.

Section 203 defines a business combination to include:

•        mergers or consolidations involving the corporation, or any direct or indirect majority-owned subsidiary of the corporation, and the interested stockholder or any other entity if the merger or consolidation is caused by the interested stockholder;

•        any sale, transfer, pledge or other disposition involving the interested stockholder of 10% or more of the assets of the corporation or any direct or indirect majority-owned subsidiary of the corporation;

•        subject to exceptions, any transaction that results in the issuance or transfer by the corporation, or any direct or indirect majority-owned subsidiary of the corporation, of any stock of the corporation or such subsidiary to the interested stockholder;

•        any transaction involving the corporation, or any direct or indirect majority-owned subsidiary of the corporation, that has the effect of increasing the proportionate share of the stock or any class or series of the corporation or such subsidiary beneficially owned by the interested stockholder; and

•        the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

These provisions may have the effect of delaying, deferring or preventing changes in control of our company.

Certificate of Incorporation and Bylaws Provisions

If approved by our stockholders, the Restated Charter includes a number of provisions that could deter hostile takeovers or delay or prevent changes in control of our Board or management. Among other things, our certificate of incorporation and bylaws would:

•        permit our Board to issue shares of preferred stock, with any powers, rights, preferences and privileges as they may designate;

•        provide that the authorized number of directors may be changed only by resolution of the Board;

•        provide that all vacancies and newly created directorships, may, except as otherwise required by law, our governing documents or resolution of our Board, and subject to the rights of holders of our preferred stock, only be filled by the affirmative vote of a majority of directors then in office, even if less than a quorum;

•        require that any action to be taken by our stockholders must be effected at a duly called annual or special meeting of stockholders and not be taken by written consent;

•        provide that stockholders seeking to present proposals before a meeting of stockholders or to nominate candidates for election as directors at a meeting of stockholders must provide notice in writing in a timely manner, and also meet specific requirements as to the form and content of a stockholder’s notice;

•        not provide for cumulative voting rights (therefore allowing the holders of a plurality of the shares of common stock entitled to vote in any election of directors to elect all of the directors standing for election, if they should so choose); and

•        provide that special meetings of our stockholders may be called only by the Board, the chairperson of the Board, our chief executive officer or president.

Indemnification and Exculpation

Section 145 of the Delaware General Corporation Law (“DGCL”) authorizes a corporation’s Board to grant, and authorizes a court to award, indemnity to officers, directors and other corporate agents.

If adopted, our Restated Charter will contain provisions that limit the liability of our directors and officers for monetary damages to the fullest extent permitted by the DGCL. Consequently, our directors and officers will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:

•        any breach of their duty of loyalty to our company or our stockholders;

•        any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•        unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or

•        any transaction from which they derived an improper personal benefit.

In addition, our Restated Charter, if adopted, will provide that we will indemnify our directors and officers, and may indemnify our employees, agents and any other persons, to the fullest extent permitted by the DGCL.

Any amendment, repeal or elimination of these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment, repeal or elimination. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.

The limitation of liability and indemnification provisions that are in the Restated Charter, if adopted, may discourage stockholders from bringing a lawsuit against our directors and executive officers for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against our directors and executive officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and executive officers as required by these indemnification provisions.

Required Vote

The approval of the Restated Charter Proposal to modernize our Charter, increase the number of authorized shares of our Common Stock from 30,000,000 shares to 100,000,000 shares, and establish the designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of the preferred stock, including our Series B Preferred Stock, requires the affirmative vote of a majority of the outstanding shares of common stock and a majority of the outstanding shares of Series B Preferred Stock, voting separately on this proposal. Abstentions and broker non-votes, if any, will have the same effect as a vote against the Restated Charter Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
THE RESTATED CHARTER PROPOSAL

PROPOSAL FIVE — APPROVAL OF THE 2008 EQUITY INCENTIVE PLAN, AS AMENDED

The Board is requesting that stockholders approve the 2008 Equity Incentive Plan (the “2008 EIP”), as amended, to provide for an increase in the shares of Common Stock reserved for issuance under our 2008 EIP by an additional 1,000,000 shares and to extend the term of the 2008 EIP through June 11, 2035 (together, the “Plan Amendment”). If our stockholders approve the 2008 EIP, as amended, it will replace the current version of the 2008 EIP. In April 2025, our Board approved the 2008 EIP, as amended, subject to approval from the stockholders at the Annual Meeting.

The Board believes that approval of the 2008 EIP, as amended, to increase the number of shares reserved thereunder and to extend the term of the plan is essential to the Company’s continued success as these amendments will enable the Company to continue to use the 2008 EIP to achieve its employee performance, recruiting, retention and incentive goals.

The Board and its Compensation Committee believe that grants of equity awards to employees motivate high levels of performance, promote closer alignment of the interests of employees and stockholders by giving employees the perspective of an owner with an equity stake in the Company, and provide an effective means of recognizing employee contributions to the success of the Company. The Board and its Compensation Committee believe that equity awards are a competitive necessity in our industry, and are essential to recruiting and retaining the highly qualified technical and other key personnel who help the Company meet its goals, as well as rewarding and encouraging current employees. The Board and its Compensation Committee believe that the ability to continue to grant equity awards will be important to the future success of the Company. If stockholders do not approve the Plan Amendment, no shares will be added to the total number of shares reserved for issuance under the existing 2008 EIP and the 2008 EIP in its existing form will remain in effect until it expires by its terms as of June 11, 2025 (or earlier upon Board action).

Our executive officers and directors have an interest in this proposal. No material amendments have been made to the 2008 EIP since stockholders last approved an increase to the number of shares reserved for issuance under the 2008 EIP at the Company’s 2023 Annual Meeting.

Background for the Current Request to Increase the Share Reserve for Equity Awards

Common measures of a stock plan’s cost include net burn rate and overhang.

The net burn rate refers to how fast a company uses the supply of shares authorized for issuance under its stock plan. We calculated our net equity burn rate by dividing (a) the number of shares subject to equity awards granted during the fiscal year less any equity award forfeitures or cancellations, by (b) the weighted-average number of shares outstanding during the fiscal year. Over the last three years, we have maintained an average net burn rate of approximately 2.1%.

Overhang measures the degree to which our stockholders’ ownership may be diluted by stock-based compensation awarded under our various equity plans and also includes shares from potential future awards under our various equity plans. We calculated our overhang by dividing (a) the sum of (x) the number of shares subject to equity awards outstanding and (y) the number of shares available for future grants, by (b) the sum of the number of shares outstanding and (x) and (y). As of December 28, 2024, our overhang was 14.8%.

Number of Shares Requested

In determining the increase to the number of shares reserved under the 2008 EIP, the Board and the Compensation Committee considered a number of factors, including the following:

•        Remaining Competitive by Attracting and Retaining Talent.    The Board and Compensation Committee considered the importance of maintaining an equity incentive program to attract, retain, and reward our high-performing employees.

•        Equity Burn Rate.    The Board and Compensation Committee considered the historical amounts of equity awards that were granted in the past three years by reviewing the equity burn rate, as set forth above. Our equity burn rate over this three-year period was within industry guidelines recommended by certain proxy advisory firms.

•        Overhang and Dilution.    As of April 10, 2025, (i) 1,471,042 shares are subject to outstanding options under the 2008 EIP and (ii) 590,794 shares are subject to outstanding restricted stock unit (“RSU”) awards under the 2008 EIP. If stockholders were to have approved the proposed share increase as of the same date, our overhang as of such date would have been 18.9%.

•        Number of Shares Available for Grant Under the 2008 EIP.    As of December 28, 2024, 579,437 shares remained reserved and available for future grants under the 2008 EIP (excluding shares already subject to outstanding awards that, if forfeited, may become available for issuance again). As of the same date, 2,308,414 shares were subject to outstanding equity awards granted under the 2008 EIP.

Summary of the 2008 Equity Incentive Plan, as Amended

The following is a summary of the principal features of the 2008 EIP, as amended, as approved by the Board in April 2025 to reflect the 2025 Share Increase proposed in this proxy statement which is attached as Appendix B to this proxy statement. The 2008 EIP, as amended, is also available in its entirety in the proxy materials located at the “SEC Filings” link on the “Investor Relations” page of our website at www.iridex.com. The following summary of the 2008 EIP, as amended, does not contain all of the terms and conditions of the 2008 EIP, as amended, and is qualified in its entirety by reference to the 2008 EIP, as amended.

Overview.    The purposes of the 2008 EIP are to attract and retain the best available personnel for positions of substantial responsibility, provide incentives to individuals who perform services to the Company, and promote the success of the Company’s business. The 2008 EIP provides for the grant of the following types of equity awards: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) RSUs, (v) performance units and performance shares, and (vi) other stock or cash awards. Each of these is referred to individually as an “Award” and each holder of an Award is referred to as a “participant.” Those who are eligible for Awards under the 2008 EIP are employees and consultants who provide services to the Company, members of the Board, employees who provide services to the Company’s affiliates (which may include the Company’s parent or subsidiaries and other entities controlling, controlled by, or under common control with the Company), and consultants who provide services to the Company or a parent or subsidiary of the Company. As of December 28, 2024, approximately 94 employees (including one executive officer), three non-employee directors of the Board and four consultants were eligible to participate in the 2008 EIP.

Number of Shares of Common Stock Available Under the 2008 EIP.    Subject to the adjustment provisions contained in the 2008 EIP, the maximum aggregate number of shares that may be awarded or sold under the 2008 EIP (prior to the Share Increase) is (i) 5,850,000 shares plus (ii) any shares subject to stock options or similar awards granted under the Company’s 1998 Stock Plan that expire or otherwise terminate without having been exercised in full and shares issued pursuant to awards granted under the Company’s 1998 Stock Plan that are forfeited to or repurchased by the Company on or after the date the Company’s 1998 Stock Plan expires, with the maximum number of shares to be added under clause (ii) above equal to 1,367,361 shares. Our stockholders are being asked to approve an increase of 1,000,000 shares in the maximum number of shares that may be issued pursuant to equity awards granted under the 2008 EIP. Thus, if our stockholders approve the 2008 EIP, as amended, to reflect the Share Increase, the maximum number of shares that may be issued pursuant to equity awards under the 2008 EIP will be increased to 6,850,000 shares, plus the number of shares described in clause (ii) above. The maximum number of shares that may be issued upon exercise of any incentive stock options granted under the 2008 EIP, as amended, to reflect the Share Increase, will be equal to such increased number, including the number of shares described in clause (ii) above and, to the extent permitted by Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), shares that return to the 2008 EIP as described further below. The shares may be authorized, but unissued, or reacquired Common Stock.

As of December 28, 2024, there were 1,692,707 shares subject to stock options outstanding under the 2008 EIP and no Shares subject to stock options outstanding under the 1998 Stock Plan. The weighted average exercise price for these shares is $2.89 per share and the weighted average remaining contractual life is 3.49 years, also as of December 28, 2024. As of December 28, 2024, 615,707 shares were subject to RSUs outstanding under the 2008 EIP. As of the same date, 579,437 shares remained available for issuance under the 2008 EIP.

Shares subject to Awards of restricted stock, RSUs, performance shares or performance units granted with a per Share or unit purchase price less than 100% of the fair market value on the date of grant count against the maximum aggregate number of shares that may be issued pursuant to Awards as 1.5 shares for every one Share subject to such an Award. To the extent that a Share that was subject to an Award that counted as 1.5 shares against the maximum aggregate number of shares that may be issued pursuant to Awards pursuant to the preceding sentence is returned to the 2008 EIP as described in the paragraph below, the maximum aggregate number of shares that may be issued pursuant to Awards will be credited with 1.5 shares that will thereafter be available for issuance under the 2008 EIP.

If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to restricted stock, RSUs, performance shares or performance units, is forfeited to or repurchased by the Company, the unpurchased shares (or for Awards other than options and stock appreciation rights, the forfeited or repurchased shares) which were subject thereto will become available for future grant or sale under the 2008 EIP (unless the 2008 EIP has terminated). Upon exercise of a stock appreciation right settled in shares, the gross number of shares covered by the exercised portion of the stock appreciation right will cease to be available under the 2008 EIP. shares that have actually been issued under the 2008 EIP under any Award will not be returned to the 2008 EIP and will not become available for future distribution under the 2008 EIP; provided, however, that if unvested shares of restricted stock, RSUs, performance shares or performance units are repurchased by the Company or are forfeited to the Company, such shares will become available for future grant under the 2008 EIP as described above. shares used to pay the exercise price of an Award and/or used to satisfy tax withholding obligations will not become available for future grant or sale under the 2008 EIP. To the extent an Award is paid out in cash rather than shares, such cash payment will not reduce the number of shares available for issuance under the 2008 EIP.

In the event of any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the shares, the Administrator (as defined below), in order to prevent the diminution or enlargement of the benefits or potential benefits intended to be made available under the 2008 EIP, will adjust the (i) number and class of shares deliverable under the 2008 EIP and/or number, class and price of shares subject to outstanding Awards, and (ii) numerical Share limits as specified in the 2008 EIP.

Administration of the 2008 EIP.    The Board, or our Compensation Committee, or a committee of directors or of other individuals satisfying applicable laws and appointed by the Board (referred to as the “Administrator”), administers the 2008 EIP. To the extent desirable to exempt transactions under Rule 16b-3 under the Exchange Act, transactions relating to Awards granted under the 2008 EIP will be structured to satisfy the requirements for exemption under such rule.

Subject to the terms of the 2008 EIP, the Administrator has the sole discretion to select the employees, consultants, and directors who will receive Awards; to determine the terms and conditions (not inconsistent with the terms of the 2008 EIP) of Awards; to modify or amend each Award (subject to the restrictions of the 2008 EIP); and to construe and interpret the terms of the 2008 EIP and Awards granted under the 2008 EIP. The Administrator has the sole discretion to determine fair market value of a Share; to approve forms of Award agreements for use with the 2008 EIP; to prescribe, amend and rescind rules and regulations relating to the 2008 EIP, including relating to sub plans established for purposes of satisfying applicable non-U.S. laws or for qualifying for favorable tax treatment under applicable non U.S. laws; to authorize any person to execute any instrument required to effect the grant of an Award previously granted; to allow participants to satisfy withholding tax obligations as permitted by the 2008 EIP; and to allow a participant to defer the receipt of cash or shares due to such participant under an Award in accordance with procedures specified by the Administrator. However, the Administrator may not, without the approval of the Company’s stockholders, modify or amend an option or stock appreciation right to reduce the exercise price of the Award after it has been granted (except for adjustments upon certain transactions as specified in the 2008 EIP), or cancel any outstanding option or stock appreciation right and replace it with a new option or stock appreciation right with a lower exercise price. The Administrator has the power to make all other determinations deemed necessary or advisable for administering the 2008 EIP. The Administrator’s decisions, determinations, and interpretations will be final and binding on all participants and other holders of Awards.

Individual Award Limitations.    The Administrator determines the number of shares subject to Awards granted under the 2008 EIP. However, a participant may not receive options covering more than 200,000 shares during any fiscal year, except an employee may be granted options covering up to an additional 400,000 shares in connection with his or her initial employment with the Company or any of its affiliates. In addition, no participant will be granted stock appreciation rights covering more than 200,000 shares during any fiscal year, except that an employee may be granted stock appreciation rights covering up to an additional 400,000 shares in connection with his or her initial employment with the Company or any of its affiliates.

Options.    The Administrator is able to grant nonstatutory stock options and incentive stock options under the 2008 EIP. Incentive stock options may be granted only to employees of the Company or any of its parent or subsidiaries.

Each Award of options is evidenced by an Award agreement setting forth the terms and conditions of the Award as determined by the Administrator in its sole discretion. The Administrator determines the per share exercise price of options granted under the 2008 EIP, provided the per share exercise price must be at least equal to the fair market value of a Share on the date of grant, except in certain limited circumstances as specified in the 2008 EIP. In addition, the per share exercise price of an incentive stock option granted to any employee who owns more than 10% of the total voting power of all classes of the outstanding stock of the Company or any of its parent or subsidiaries must be at least 110% of the fair market value of a Share on the grant date. Under the 2008 EIP, fair market value generally refers to the value of our Common Stock as the Administrator may determine in good faith by reference to the price of our Common Stock on The Nasdaq Capital Market on the day of determination.

The Administrator determines the term of options granted under the 2008 EIP. The term of each option will be stated in the Award agreement. The term of an option may not exceed ten years, except that, with respect to any incentive stock option granted to any employee who owns more than 10% of the voting power of all classes of the Company’s outstanding capital stock or any of its parent or subsidiaries, the term of such incentive stock option may not exceed five years. The Administrator will also determine the form or forms of consideration for exercise, and other terms and conditions of the option Award, subject to the terms of the 2008 EIP, as specified in the Award agreement. No adjustment will be made for a dividend or other right for which the record date is before the date the shares are issued under an option, except in the event of certain adjustments as specified in the 2008 EIP.

After a termination of service with the Company (or as applicable, its parent, subsidiary or other affiliate), a participant will be able to exercise the vested portion of his or her option for the period of time stated in the Award agreement. If no such period of time is stated in the participant’s Award agreement, the participant will generally be able to exercise his or her option for (i) three months following his or her termination for reasons other than death or disability, and (ii) twelve months following his or her termination due to disability or death. A participant’s Award agreement may also provide that if the exercise of an option following the termination of the participant’s status as a service provider (other than as a result of the participant’s death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Award agreement may provide that the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) the 10th day after the last date on which such exercise would result in such liability. A participant’s Award agreement may also provide that if the exercise of an option following the termination of the participant’s status as a service provider (other than as a result of the participant’s death or disability) would be prohibited because the issuance of shares would violate the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”), then the option will terminate on the earlier of (i) the expiration of the term of the option, or (ii) the expiration of a period of three months after the termination of the participant’s status as a service provider during which the exercise of the option would not violate such registration requirements. However, in no event will an option be exercisable beyond its maximum term.

Restricted Stock.    Awards of restricted stock are grants of shares which may be subject to various restrictions, for example restrictions on transferability and forfeiture provisions, as well as shares issued pursuant to the early exercise of an option. Each restricted stock Award is evidenced by an Award agreement that will specify the terms and conditions, including any period of restriction or any other restrictions, as the Administrator determines in its sole discretion. Unless the Administrator determines otherwise, Awards of restricted stock generally are held by the Company as escrow agent, and may not be transferred, until the applicable restrictions have lapsed. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed. Service providers holding Awards of restricted stock generally will have full voting rights and rights to dividends and other distributions with respect to such shares of restricted stock, unless the Administrator provides otherwise, and provided further that dividends and other distributions, if any, paid in shares will be subject to the same restrictions on transferability and forfeitability as the shares of restricted stock on which they were paid. On the date set forth in the Award agreement, restricted stock for which restrictions have not lapsed will revert to the Company.

Restricted Stock Units.    Awards of RSUs are a bookkeeping entry that may result in a payment to a participant generally to the extent the vesting criteria the Administrator establishes are satisfied. Each Award of RSUs will be evidenced by an Award agreement that will specify the terms and conditions of the Award, including the number of underlying shares, form of payout, and any restrictions and conditions of the Award, as determined by the Administrator. After the grant of RSUs, the Administrator, in its sole discretion, may reduce or waive any restrictions for such RSUs or accelerate the time at which any restrictions will lapse or be removed. Upon satisfying the applicable vesting criteria, the participant will be entitled to the payout specified in the Award agreement. The Administrator, in its sole discretion, may pay earned RSUs in cash, shares, or a combination of both. Shares representing RSUs that are fully paid in cash again will be available for grant under the 2008 EIP. On the date set forth in the Award agreement, all unearned RSUs will be forfeited to the Company.

Stock Appreciation Rights.    The Administrator will be able to grant stock appreciation rights, which are rights to receive the appreciation in fair market value of the shares underlying the Award on the exercise date over the exercise price. Each Award of stock appreciation rights will be evidenced by an Award agreement that specifies the terms and conditions of the Award, including for example the exercise price, term of the Award, and conditions of exercise, as determined by the Administrator, in its sole discretion. The Company can pay the appreciation either in cash, shares of equivalent value, or a combination of both. The Administrator, subject to the terms of the 2008 EIP, will have complete discretion to determine the terms and conditions of stock appreciation rights granted under the 2008 EIP, provided, however, that the exercise price may not be less than 100% of the fair market value of a Share on the date of grant and the term of a stock appreciation right may not exceed ten years.

After termination of service with the Company (or as applicable, its parent, subsidiary or other affiliate), a participant will be able to exercise the vested portion of his or her stock appreciation right for the period of time stated in the Award agreement. If no such period of time is stated in a participant’s Award agreement, a participant will generally be able to exercise his or her vested stock appreciation rights for the same period of time as applies to stock options as summarized above. No adjustment will be made for a dividend or other right for which the record date is before the date the shares are issued under a stock appreciation right, except in the event of certain adjustments as specified in the 2008 EIP.

Performance Units and Performance Shares.    The Administrator will be able to grant performance units and performance shares, which are Awards that will result in a payment to a participant generally to the extent the performance goals or other vesting criteria the Administrator may establish are achieved or the Awards otherwise vest. Earned performance units and performance shares will be paid, in the sole discretion of the Administrator, in the form of cash, shares (which have an aggregate fair market value equal to the value of the earned performance units or performance shares at the close of the applicable performance period), or in a combination of both.

Each Award of performance units or performance shares will be evidenced by an Award agreement that specifies the terms and conditions, including the performance period, as determined by the Administrator, in its sole discretion. The Administrator will establish performance or other vesting criteria in its discretion which will result in a payout to the extent that the performance objectives or other vesting provisions have been achieved. The Administrator may set vesting criteria based on achievement of Company-wide, business unit, or individual goals (including without limitation continued employment), or any other basis determined by the Administrator in its discretion. After the grant of a performance unit or performance share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions and restrictions for such performance unit or performance share. On the date set forth in the Award agreement, all unearned or unvested performance shares or performance units will be forfeited to the Company.

Performance units will have an initial value established by the Administrator on or before the date of grant. Each performance share will have an initial value equal to the fair market value of a Share on the grant date.

Transferability of Awards.    Unless the Administrator determines otherwise, Awards granted under the 2008 EIP generally are not transferable other than by will or the laws of descent or distribution, and may be exercised during a participant’s lifetime only by the participant.

Change in Control.    In the event of a merger or change in control of the Company, each outstanding Award will be treated as the Administrator determines, including, without limitation, that each Award will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. The Administrator will not be required to treat all Awards similarly in a transaction. In the event that the successor corporation, or the parent or subsidiary of the successor corporation, does not assume or substitute for the Award, the participant will fully vest in and have the right to exercise all of his or her outstanding options or stock appreciation rights, including shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on restricted stock will lapse, and, with respect to RSUs, performance shares and performance units, all performance goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an option or stock appreciation right is not assumed or substituted in the event of a change in control of the Company, the Administrator will notify the participant in writing or electronically that the option or stock appreciation right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the option or stock appreciation right will terminate upon the expiration of such period.

Dissolution or Liquidation.    In the event of a proposed dissolution or liquidation of the Company, the Administrator will notify participants as soon as practicable prior to the effective date of the proposed transaction. To the extent not previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

Amendment and Termination of the 2008 EIP.    The Administrator will have the authority to amend, alter, suspend or terminate the 2008 EIP, except that the Company will obtain stockholder approval for any amendment to the 2008 EIP to the extent necessary or desirable to comply with applicable laws. No amendment, alteration, suspension or termination of the 2008 EIP will impair the rights of any participant, unless mutually agreed otherwise between the participant and the Administrator and which agreement must be in writing and signed by the participant and the Company. If the Plan Amendment is approved, then the 2008 EIP will terminate on June 11, 2025, unless the Board terminates it earlier.

Tax Withholding.    Prior to the delivery of any shares or cash under an Award (or exercise of an Award), the Company has the power and right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy any applicable taxes required to be withheld with respect to the Award. The Administrator, in its sole discretion, may permit a participant to satisfy tax withholding obligations pursuant to any procedures that it may specify from time to time including without limitation by cash, the Company’s withholding of otherwise deliverable cash or shares having a fair market value equal to the minimum amount required to be withheld, delivery to the Company of already-owned shares having a fair market value equal to the amount required to be withheld, or sale of a sufficient number of shares otherwise deliverable to the participant through means that the Administrator determines equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount that the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the participant with respect to the Award on the date that the amount of tax to be withheld is to be determined.

Number of Awards Granted to Employees, Consultants, and Directors

Our executive officers and non-employee directors have an interest in this proposal because they are eligible to receive awards under the 2008 EIP.

The following table sets forth the dollar value of the option grants expected to be granted to our non-employee directors under the 2008 EIP on the date of our Annual Meeting, assuming election of the nominees for the Board who are standing for election at the Annual Meeting. The number of shares that will be subject to such options awards will not be known until their date of grant.

Name of Non-Employee Director or Group	Dollar Value of Awards ($)	Number of Shares Subject to Option Expected to be Granted (#)
Beverly A. Huss	$74,200	53,000	(1)
Scott Shuda	$74,200	53,000	(1)
William Moore	$95,200	68,000	(1)
Nick Chen	$95,200	68,000	(1)

____________

(1)      The number of shares subject to each option award in the table above will be determined by dividing $75,000 by the closing price of a Share on the date of grant, with any resulting fractional Share rounded down to the nearest whole Share.

The number of Awards, and shares subject to the Awards, that an employee, director, or consultant may receive under the 2008 EIP is in the discretion of the Administrator and therefore cannot be determined in advance (other than the automatic annual RSU awards described above for our non-employee directors). The following table sets forth (a) the aggregate number of shares subject to options granted under the 2008 EIP during the 2024 fiscal year, (b) the weighted average per Share exercise price of such options, (c) the aggregate number of shares subject to RSU awards granted under the 2008 EIP during the 2024 fiscal year, (d) the aggregate grant date fair value of all such options granted to such persons under the 2008 EIP during the 2024 fiscal year, and (e) the aggregate grant date fair value of all such RSU awards granted to such persons under the 2008 EIP during the 2024 fiscal year. As of April 14, 2025, the closing price of a Share on The Nasdaq Stock Market was $0.99.

2008 Equity Incentive Plan

Name and Position of Individual or Group	Number of Securities Underlying Options Granted (#)	Weighted Average Per Share Exercise Price(s) ($)	Number of Securities Underlying Restricted Stock Unit Awards Granted (#)	Grant Date Fair Value of Options ($)(1)	Dollar Value of Restricted Stock Unit Award(s) ($)(2)
Patrick Mercer
President, Chief Executive Officer and Chief Operating Officer	—	—	320,000	—	582,800
Fuad Ahmad
Former Interim Chief Financial Officer	—	—	—	—	—
Bassem BouHabib
Vice President of International Sales	—	—	40,000	—	75,600
Robert Grove	—	—	—	—	—
Beverly A. Huss	—	—	—	—	—
Kenneth E. Ludlum	—	—	—	—	—
Scott Shuda	—	—	—	—	—
All current executive officers, as a group	—	—	360,000	—	658,400
All current directors who are not executive officers, as a group	—	—	—	—	—
All employees who are not executive officers, as a group	40,900	2.37	175,246	1.85	406,815

____________

(1)      Reflects the aggregate grant date fair value of options computed in accordance with FASB ASC Topic 718.

(2)      Reflects the aggregate grant date fair value of RSU awards computed in accordance with FASB ASC Topic 718.

U.S. Federal Income Tax Aspects

The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the 2008 EIP. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or non-U.S. jurisdiction to which the participant may be subject. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Incentive Stock Options.    A participant generally recognizes no taxable income as the result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code (unless the participant is subject to the alternative minimum tax). If the participant exercises the option and then later sells or otherwise disposes of the shares acquired through the exercise of the option after both the two-year anniversary of the grant date and the one-year anniversary of the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares on or before the two- or one-year anniversaries described above (a “disqualifying disposition”), he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option. For purposes of the alternative minimum tax, the difference between the fair market value of the shares on the exercise date over the option exercise price is treated as an adjustment item in computing the participant’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits for alternative minimum tax purposes.

Nonstatutory Stock Options.    A participant generally recognizes no taxable income on the date of grant of a nonstatutory stock option with an exercise price equal to the fair market value of the underlying stock on the date of grant. Upon the exercise of a nonstatutory stock option, the participant generally will recognize ordinary income equal to the excess of the fair market value of the exercised shares on the exercise date over their exercise price. If the participant is an employee, such ordinary income generally is subject to applicable income and employment tax withholdings. Upon the sale of shares acquired through the exercise of a nonstatutory stock option, any subsequent gain or loss (generally based on the difference between the sale price and the fair market value on the exercise date) will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant.

Stock Appreciation Rights.    A participant generally recognizes no taxable income on the date of grant of a stock appreciation right with an exercise price equal to the fair market value of the underlying stock on the date of grant. Upon exercise of the stock appreciation right, the participant generally will be required to include as ordinary income an amount equal to the sum of the amount of any cash received and the fair market value of any shares received upon the exercise. If the participant is an employee, such ordinary income generally is subject to applicable income and employment tax withholdings. Upon the sale of shares acquired by an exercise of the stock appreciation right, any gain or loss (generally based on the difference between the sale price and the fair market value on the exercise date) will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant.

Restricted Stock, Restricted Stock Units, Performance Units, and Performance Shares.    A participant generally will not have taxable income at the time an Award of restricted stock, RSUs, performance shares, or performance units is granted. Instead, he or she generally will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the Award becomes either (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture. If the participant is an employee, such ordinary income generally is subject to applicable income and employment tax withholdings. However, the recipient of a restricted stock Award may elect to recognize income at the time he or she receives the Award in an amount equal to the fair market value of the shares underlying the Award (less any amount paid for the shares) on the date the Award is granted.

Section 409A.    Section 409A of the Code (“Section 409A”) provides certain requirements for nonqualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2008 EIP with a deferral feature will be subject to the requirements of Section 409A. If an Award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that Award may recognize ordinary income on the amounts deferred under the Award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an Award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Medicare Surtax.    A participant’s annual “net investment income,” as defined in Section 1411 of the Code, may be subject to a 3.8% federal surtax. Net investment income may include capital gain and/or loss arising from the disposition of shares issued pursuant to awards granted under the 2008 EIP. Whether a participant’s net investment income will be subject to this surtax will depend on the participant’s level of annual income and other factors.

Tax Effect for the Company.    The Company generally will be entitled to a tax deduction in connection with an Award under the 2008 EIP in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). However, special rules limit the deductibility of compensation paid to the Company’s chief executive officer and other “covered employees” as determined under Section 162(m) and applicable guidance. Under Section 162(m), the annual compensation paid to any of these specified employees will be deductible only to the extent that the compensation does not exceed $1,000,000. However, under Section 162(m) as it was in effect during prior to January 1, 2018, the Company could preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of

Section 162(m) were met. These conditions included (among others) periodic stockholder approval of the 2008 EIP and its material terms, setting certain limits on the number of shares subject to Awards and, for Awards other than certain stock options and stock appreciation rights, establishing performance criteria that must be met before the Award actually will vest or be paid. As a result of the TJCA, for taxable years beginning on or after January 1, 2018, and except for certain grandfathered arrangements, under Section 162(m), any compensation over $1,000,000 paid to the covered employees is not deductible to the Company.

THE FOREGOING IS ONLY A SUMMARY OF THE TAX EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND VESTING OR EXERCISE OF AWARDS UNDER THE 2008 EIP, AS AMENDED. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A SERVICE PROVIDER’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR NON-U.S. COUNTRY TO WHICH THE SERVICE PROVIDER MAY BE SUBJECT.

Required Vote

If a quorum is present, the affirmative vote of a majority of the voting power of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is necessary to approve the 2008 EIP, as amended. Abstentions will have the effect of a vote against this proposal, and broker non-votes will have no effect.

Purpose for Recommending Approval of the 2008 Equity Incentive Plan, as Amended

We believe that the increase by 1,000,000 shares of the shares reserved for issuance under the 2008 EIP and the extension of the term of the 2008 EIP through June 11, 2035 in order to continue to be able to grant equity awards thereunder, are essential to our continued success. Our employees are our most valuable asset. Stock options and other awards such as those provided under the 2008 EIP, as amended, will substantially assist us in continuing to attract and retain employees and non-employee directors in the extremely competitive labor markets in which we compete. Such awards also are crucial to our ability to motivate employees to achieve our goals. We will benefit from increased stock ownership by selected executives, other employees and non-employee directors.

THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
THE APPROVAL OF THE
2008 EQUITY INCENTIVE PLAN, AS AMENDED

PROPOSAL SIX — ADVISORY NON-BINDING VOTE TO APPROVE THE COMPENSATION OF
OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our stockholders to approve, on an advisory or non-binding basis, the compensation of our named executive officers as disclosed pursuant to Section 14A of the Exchange Act. This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this proxy statement.

The Say-on-Pay vote is advisory, and therefore is not binding on us, our Compensation Committee or our Board. The Say-on-Pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which our Compensation Committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our Board and our Compensation Committee value the opinions of our stockholders. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement, we will endeavor to communicate with stockholders to better understand the concerns that influenced the vote and consider our stockholders’ concerns, and our Compensation Committee will evaluate whether any actions are necessary to address those concerns.

We believe that the information provided in the section titled “Executive Compensation,” and in particular the information discussed in the section titled “Executive Compensation — Executive Officer Compensation,” demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed in the proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative discussion and other related disclosure.”

Vote Required

The approval, on an advisory basis, of the compensation of our named executive officers requires the affirmative vote of a majority of the voting power of the shares of our Common Stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Abstentions will have the effect of a vote against this proposal, and broker non-votes will have no effect.

As an advisory vote, the result of this proposal is non-binding. Although the vote is non-binding, our Board and our Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

PROPOSAL SEVEN — ADVISORY NON-BINDING VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

Introduction

The Dodd-Frank Act also enables our stockholders to indicate, at least once every six years, how frequently we should seek an advisory non-binding vote to approve the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal Seven of this proxy statement. By voting on this Proposal Seven, stockholders may indicate whether they would prefer an advisory non-binding vote to approve named executive officer compensation once every one, two, or three years.

After careful consideration, our Board has determined that an annual advisory non-binding vote to approve executive compensation is the most appropriate alternative for the Company, and therefore our Board recommends that you vote for a one-year interval for the non-binding vote to approve executive compensation. We believe that an annual vote will allow our stockholders the ability to frequently communicate to us their position on our approach to named executive officer compensation.

Our Compensation Committee is responsible for our named executive officer compensation programs and values our stockholders’ opinions. We understand that our stockholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our stockholders on this Proposal.

Required Vote

The option of One Year, Two Years or Three Years that receives the highest number of votes cast in person or by proxy at the Annual Meeting will be deemed to be the frequency preferred by our stockholders. Abstentions and broker non-votes will have no effect on this proposal. However, because this vote is advisory and not binding on the Company, the Compensation Committee or our Board in any way, the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote to approve the Company’s executive compensation more or less frequently than the option approved by our stockholders. The next stockholder vote on the frequency of stockholders votes on the compensation of executives is expected to be held at the Company’s 2031 annual meeting of stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS AN ADVISORY NON-BINDING VOTE OF EVERY “ONE YEAR” ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL EIGHT — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if presented, will allow the Board to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the proposals. In no event will the Board adjourn the Annual Meeting beyond the date by which it may properly do so under our Charter, bylaws and Delaware law.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by stockholders, the Board may not be able to adjourn the Annual Meeting to a later date in the event that there are insufficient votes for the approval of the proposals presented.

Required Vote

If a quorum is present, the affirmative vote of a majority of the voting power of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal will be required to approve the Adjournment Proposal, if presented. Abstentions will have the effect of a vote “AGAINST” this proposal, and broker non-votes will have no effect. Brokers have discretion to vote on the Adjournment Proposal absent voting instructions from the beneficial holder because this proposal is considered “routine”.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ADJOURNMENT PROPOSAL, IF PRESENTED.

AUDIT COMMITTEE REPORT

General

The Audit Committee is responsible for overseeing the accounting and financial reporting processes of the Company and the audits of the Company’s consolidated financial statements, as well as assisting the Board with overseeing and monitoring the integrity of the Company’s consolidated financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications, independence and performance, and the Company’s internal accounting and financial controls.

Review with Management

The Audit Committee reviewed and discussed our audited consolidated financial statements for fiscal year 2024 ended December 28, 2024, together with the notes thereto, with management, which has primary responsibility for the consolidated financial statements. BPM, our independent registered public accounting firm, is responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements with accounting principles generally accepted in the United States.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee has reviewed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Commission including a discussion with management and the independent registered public accounting firm about the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments and the transparency of disclosures in the Company’s consolidated financial statements.

In addition, the Audit Committee reviewed and discussed with BPM matters related to its independence, including a review of audit and non-audit fees and the written disclosures and the letter from BPM to the Audit Committee required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communication with the Audit Committee concerning independence. The Audit Committee concluded that BPM is independent from the Company and its management.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K filed as of March 27, 2025 for fiscal year 2024 ended December 28, 2024 for filing with the SEC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
William Moore (Chairperson)
Beverly A. Huss
Nick Chen

This report of the Audit Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under the Securities Act or the Exchange Act.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the Company’s executive officers as of April 1, 2025.

Name	Age	Position
Patrick Mercer	53	President, Chief Executive Officer and Chief Operating Officer
Romeo Dizon	67	Chief Financial Officer
Bassem BouHabib	49	Vice President of International Sales

For Mr. Mercer’s biography, see “Proposal One — Election of Directors — Nominees” above.

Romeo Dizon has served as our Chief Financial Officer since March 2025. Mr. Dizon previously served as the Company’s Vice President of Finance from April 2019 to March 2020. Mr. Dizon has over 35 years of financial management experience, primarily with technology companies. Mr. Dizon served as Chief Financial Officer for Atlas Lifttech, Inc. from 2020 to 2023. Prior to that, he worked for the Company starting in 2008 to 2020, serving in various times as its Controller, VP Finance and Interim Chief Financial Officer. Mr. Dizon also served as Director of Internal Audit at Intervideo, Inc., before its acquisition by Corel and served in various senior finance management roles at Fortel, Inc., formerly Zitel Corporation where he served as the Chief Financial Officer from 2000 through 2004. Mr. Dizon began his career at Touche Ross & Co. Mr. Dizon holds a B.S. in Accounting from Southern Illinois University, Carbondale.

Bassem BouHabib has served as our Vice President of International Sales since August 2019 and has been with our Company since 2012, progressively advancing through key leadership roles including Area Sales Manager, International Sales Manager, and Director of Sales. Prior to joining Iridex, Mr. BouHabib served as Regional Manager for Topcon Corporation — Japan, where he led sales, service, and business development activities across the Middle East and Africa region. During his tenure at Topcon, he also founded and served as a member of the Eyecare Global Marketing Group. Additionally, he founded and continues to serve as a board member of Solmed, a leading distributor of innovative medical devices in Lebanon and the broader Middle East. Mr. BouHabib completed the Advanced Management Program (AMP 206) at Harvard Business School — Boston in 2024. He also holds an Executive MBA from ESCP Business School — Paris and École Supérieure des Affaires — Beirut, and a Master of Science in Electrical Engineering with a minor in Biomedical Engineering from the University of Balamand — Lebanon.

With nearly three decades of experience in the medical device sector, Mr. BouHabib brings extensive expertise in international sales and marketing, strategic market development, executive leadership, and commercial operations. Mr. BouHabib’s broad global experience, positions him to drive global growth initiatives, commercial expansion, and operational excellence at Iridex.

EXECUTIVE COMPENSATION

Executive Compensation Program Philosophy and Process

IRIDEX believes that the skill, talent, judgment and dedication of its executive officers are critical factors affecting the long-term value of our Company. Therefore, the goals for our executive compensation program are to fairly compensate our executives, attract and retain qualified executives who are able to contribute to our long-term success, encourage performance consistent with clearly defined corporate goals, and promote the closer alignment of our executives’ long-term interests with those of our stockholders. The Company believes that its executive compensation program satisfies these goals and is strongly aligned with the long-term interests of our stockholders. Moreover, we believe that the structure of our executive compensation program, in rewarding the achievement of annual operating goals and emphasizing long-term stockholder value creation over short-term operating results, has benefited our Company and our stockholders by focusing on growing our core business.

Compensation Objectives and Philosophy

The Company’s compensation philosophy is designed to attract, retain, motivate and reward highly qualified executives who contribute to the success of the Company and its stockholders. To achieve these goals, the Company strives to provide a comprehensive compensation package for each of our named executive officers that is competitive with those offered by companies of similar type and size, in the same geographical area and whose executives perform functions similar to those performed by the executives of the Company. The Company also incorporates equity-based incentives into its overall compensation strategy to align the financial interests of our executives with those of our stockholders.

Role and Authority of the Compensation Committee

The Compensation Committee of the Board establishes the overall executive compensation strategies of the Company and approves compensation elements for the Company’s Chief Executive Officer and other executive officers. Among other things, the Compensation Committee reviews and advises the Board regarding all forms of compensation to be provided to the officers, employees, directors and certain consultants of the Company. In addition, each named executive officer’s individual compensation and eligibility for participation in the Company’s annual cash bonus incentive program is reviewed by the Compensation Committee and adjustments are made based upon an assessment of individual performance and potential to enhance long-term stockholder value.

The Compensation Committee consists of Ms. Huss and Messrs. Moore and Shuda. Ms. Huss serves as the Chairperson of the Compensation Committee. Each member of the Compensation Committee is an independent member of the Board, and no members have interlocking relationships as defined by the SEC.

The Compensation Committee has available to it such external compensation advice and data as the Compensation Committee deems appropriate to obtain. The Compensation Committee may delegate any of its responsibilities to one or more of its members or to the Company’s directors or to members of management, to the extent permitted by applicable law and subject to such reporting to or ratification by the Compensation Committee as the Compensation Committee deems necessary or appropriate.

Executive Officer Compensation

In order to achieve the objectives of our executive officer compensation program to attract, retain, motivate and reward key personnel who possess the necessary leadership and management skills, we provide compensation to our named executive officers generally in the form of base salary, annual cash bonus incentives, long-term equity incentive compensation, and various benefits generally available to employees of the Company.

Our named executive officers for fiscal year 2024, consisted of our former principal executive officer, our current principal executive officer, our former interim principal financial officer and our vice president of internal sales, as follows:

•        David I. Bruce, our former Chief Executive Officer;

•        Patrick Mercer, our current Chief Executive Officer and Chief Operating Officer;

•        Fuad Ahmad, our former Interim Chief Financial Officer; and

•        Bassem BouHabib, our Vice President of International Sales.

Base Salary

Base salary levels for the Company’s executive officers are generally targeted to be competitive with companies in the same stage of development and in the same industry and geographic area. In determining salaries of executive officers other than the Chief Executive Officer, the Compensation Committee also generally takes into account the Chief Executive Officer’s recommendations, the individual’s experience, contributions to corporate goals, and the Company’s performance. In March 2024, the Compensation Committee reviewed the base salaries for the Company’s executive officers and increased Messrs. Bruce’s and Mercer’s base salary, effective April 2024, by 2.9% from $393,382 to $405,183, and 5.9% from $338,745 to $360,000, respectively. Approved by the Compensation Committee in March 2025 and effective April 2025, Mr. Mercer’s base salary increased by 2.9% from $360,000 to $370,800 and Mr. BouHabib’s base salary increased by 2.92% from $238,870 to $246,036, effective April 2025. Mr. Ahmad’s cash compensation is determined as described further below. In October 2024, Mr. Mercer replaced Mr. Bruce as the Company’s Chief Executive Officer. In March 2025, the Board appoint Romeo Dizon as the Company’s Chief Financial Officer. As approved by the Compensation Committee, Mr. Dizon’s base salary is $300,000.

Incentive Bonuses

The Compensation Committee believes that a cash incentive bonus plan can serve to motivate the Company’s named executive officers and management as a team to achieve annual performance goals supporting the creation of stockholder value, using more immediate measures for performance than those reflected in the appreciation in value of stock options or other equity awards that vest (and for which the value if any is realized) over multiple years.

2024 Short-Term Incentive Plan

In March 2024, upon recommendation and approval by the Compensation Committee, the Board approved the Company’s 2024 Short-Term Incentive Plan (the “2024 STI Plan”), which was modified from prior STI Plans by switching from yearly to quarterly bonus opportunities based upon achieving certain objectives, as an incentive to retain key employees and to continue to focus on executing milestones each quarter. Messrs. Bruce, Mercer and BouHabib participated in the 2024 STI Plan. Mr. Ahmad did not participate in the 2024 STI Plan and his compensation was determined as described further below. The maximum amount payable under the 2024 STI Plan for each of Messrs. Bruce, Mercer and BouHabib was $409,539, $244,148 and $167,149, respectively. Mr. Bruce’s target bonus opportunity under the 2024 STI Plan was based entirely upon the achievement of corporate objectives, including sales, revenue, and operational goals, which applied to all 2024 STI Plan participants. Each of Messrs. Bruce’s, Mercer’s and BouHabib’s award under the 2024 STI Plan was subject to the Company’s achievement of certain sales targets, as well as certain other financial-related goals.

The following table shows the target bonus opportunities for our named executive officers who participated in the 2024 STI Plan:

Named Executive Officer	FY 2024 Target Bonus Opportunity ($)	FY 2024 Target Bonus as Percentage of Base Salary (%)
David I. Bruce	263,369	65
Patrick Mercer	157,009	45
Bassem BouHabib	107,492	45

The following table provides information concerning the target bonus payout under the 2024 STI Plan, as a percentage of each respective executive officer’s target bonus opportunity, based on performance thresholds, for fiscal year 2024:

	Sales Goals (%)	Revenue Goals (%)	Operational Goals (%)	Total (%)
Target Performance				Target
David I. Bruce	40	30	30	100
Patrick Mercer	40	30	30	100
Bassem BouHabib	40	30	30	100

Threshold Performance				Threshold
David I. Bruce	20	15	15	50
Patrick Mercer	20	15	15	50
Bassem BouHabib	20	15	15	50

Maximum Performance				Maximum
David I. Bruce	64	48	43.5	155.5
Patrick Mercer	64	48	43.5	155.5
Bassem BouHabib	64	48	43.5	155.5

Actual Performance Attained				Attained
David I. Bruce	36.8	27.6	27.6	92
Patrick Mercer	36.8	27.6	27.6	92
Bassem BouHabib	36.8	27.6	27.6	92

The corporate objectives for 2024 were weighted at 100%, of Mr. Bruce’s, Mr. Mercer’s and Mr. BouHabib’s target bonus opportunity, respectively. Attainment below the threshold performance would result in no payout for the portion allocated to a particular goal.

In August 2024, the Compensation Committee reviewed the extent of attainment of the corporate objectives for Q1 and Q2 2024 and in March 2025, the Compensation Committee reviewed the extent of attainment of the corporate objectives for Q3 and Q4 2024. Messrs. Bruce, Mercer and BouHabib received a quarterly bonus for awards solely based on the achievement of certain quarterly objectives. This resulted in Mr. Mercer receiving a bonus equal to an aggregate $161,447, consisting of payments of $32,901, $30,762, $51,569 and $46,215 for Q1, Q2, Q3 and Q4 2024, respectively, for awards based solely on the achievement of certain quarterly objectives throughout the fiscal year. Mr. BouHabib received an award equal to an aggregate of $99,032, consisting of quarterly bonus payments equal to $22,525, $21,060, $34,217 and $21,230 for awards solely based on the achievement of certain quarterly objectives in Q1, Q2, Q3 and Q4 2024, respectively. Mr. Bruce received an aggregate of $190,627, consisting of awards of $55,189, $51,601 and $83,837 for awards solely based on the achievement of certain quarterly objectives in Q1, Q2 and Q3 2024, respectively. Messrs. Mercer and BouHabib’s bonuses for Q4 2024 were paid in April 2025.

For fiscal year 2025, the Compensation Committee approved the target bonus opportunity for each of Messrs. Mercer, Dizon and BouHabib to be 65%, 55% and 45% of base salary, respectively.

Stock Grants/Awards

We provide long-term incentives to executives through a value-based grant of equity awards under the 2008 Equity Incentive Plan (the “2008 EIP”). The Compensation Committee (or in certain cases, the Board) determines the value of these equity awards after considering a number of factors, including for example corporate performance, individual criticality, competitive market data, the number of unvested shares held at the time of grant, the fixed total value for each executive, the available share reserve, and any other factors that the Compensation Committee (or Board, as applicable) may deem relevant. Stock options, restricted stock units (“RSUs”) or other stock-based awards are granted to executive officers and other employees under the 2008 EIP. These stock options, RSUs or other stock-based awards are intended to focus the recipient on the Company’s long-term performance to improve stockholder value and to retain the services of executive officers in a competitive job market by providing significant long-term earning potential. To this end, stock options, RSUs and other stock-based awards generally vest over a three-year period, based on the service provider’s continued employment with the Company. Factors considered in granting stock options, RSUs and other stock-based awards to executive officers of the Company are the duties and responsibilities of each individual, such individual’s contributions to the success of the Company and any other factors deemed relevant by the Compensation Committee. The Company views stock options, RSUs and other stock-based awards as an important component of long-term compensation for executive officers because the Compensation Committee believes that these awards motivate executive officers to manage the Company in a manner that is more closely aligned with the interests of stockholders. In 2023, the Compensation Committee did not grant any stock options, RSUs, or any other stock-based awards to Mr. Bruce under the 2008 EIP.

2024 Awards

For 2024, the Board approved a grant to Mr. Mercer of RSU awards covering 120,000 and 200,000 shares of our Common Stock, effective May 22, 2024 and November 7, 2024, respectively, with time-based vesting. In addition, the Board approved a grant to Mr. BouHabib of RSU awards covering 40,000 shares of our Common Stock, effective August 14, 2024, with time-based vesting.

No awards were granted to Mr. Bruce or Mr. Ahmad in fiscal year 2024. Mr. Ahmad’s fiscal year 2024 compensation instead was determined as described further below.

Additional information regarding each of Mr. Bruce’s, Mr. Mercer’s, and Mr. BouHabib’s RSU awards is set forth in the table below titled “Outstanding Equity Awards at 2024 Fiscal Year-End.”

2008 Equity Incentive Plan

We maintain the 2008 EIP, which provides for the grant of the following types of equity awards: (i) stock options; (ii) restricted stock; (iii) RSUs; (iv) performance shares; (v) performance units; (vi) stock appreciation rights; and (vii) other stock or cash awards. Our 2008 EIP was most recently amended in 2023, as approved by our Board in March 2023 and by our stockholders in June 2023. The Board, or our Compensation Committee, or a committee of directors or of other individuals satisfying applicable laws and appointed by the Board may administer the 2008 EIP.

Other Benefits

Our named executive officers are eligible to participate in our employee benefit plans generally available to our employees, such as medical, dental, vision, group life, disability, and accidental death and dismemberment insurance, and our 401(k) Plan, in each case generally on the same basis as other employees, subject to the terms of such plan and any applicable law.

401(k) Plan

The Company sponsors a 401(k) Plan under which each eligible employee may contribute, on a pre-tax basis, up to 15% of the employee’s total annual income from the Company, excluding bonuses, subject to certain IRS limitations. Employee pre-tax contributions to the 401(k) Plan are fully vested and not forfeitable. The Company maintains a discretionary Company matching contribution of 50% of employee contributions, up to $110 per pay period, to a maximum of $3,000 per year. All full-time employees who have attained age 18 are eligible to participate in the 401(k) Plan. All contributions are allocated to the employee’s individual account and, at the employee’s election, are invested in one or more investment funds available under the 401(k) Plan. All employee contributions are fully vested and not forfeitable. Employer discretionary matching contributions are subject to a five-year graded vesting schedule.

Compensation Arrangement for Interim Chief Financial Officer

In connection with Mr. Ahmad’s appointment as the Company’s Interim Chief Financial Officer in November 2020, the Company amended its consulting agreement with FLG Partners (the “FLG Consulting Agreement”). Pursuant to the FLG Consulting Agreement, the Company paid $440 per hour for actual hours of service provided by Mr. Ahmad for 2024. The FLG Consulting Agreement has an indefinite term and is terminable by either party upon 30 days’ advance written notice. Given such arrangement, Mr. Ahmad did not participate in the Company’s 2024 STI Plan or receive any Company equity awards for 2024. On March 19, 2025, in connection with the closing of the Novel transaction, Mr. Ahmad resigned as the Company’s Interim Chief Financial Officer and Mr. Dizon was appointed as the Company’s Chief Financial Officer. Despite Mr. Ahmad’s resignation, we have not terminated the FLG Consulting Agreement, which will be used only on an as needed basis.

Summary Compensation Table

The following table presents information concerning the total compensation of our named executive officers, for services rendered to us in all capacities during fiscal years ended 2024 and 2023.

Name and Principal Position	Year		Salary ($)		Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)		All Other Compensation ($)(3)	Total ($)
David I. Bruce	2024	(4)	324,086	(5)	—	—	—	190,627		50,224	564,938
Former President and Chief Executive Officer	2023		390,518	(6)	—	—	—	—		6,677	397,195
Patrick Mercer	2024		359,622	(7)	—	582,800	—	161,447	(8)	2,773	1,106,642
President, Chief Executive Officer and Chief Operating Officer	2023		336,281	(9)	—	—	152,225	27,057	(10)	2,510	518,073
Fuad Ahmad	2024		868,810	(11)	—	—	—	—		—	868,810
Former Interim Chief Financial Officer	2023		356,835		—	—	—	—		—	356,835
Bassem BouHabib Vice President of International Sales	2024		237,130	(12)	—	75,600	—	99,032	(13)	117,545	529,307

____________

(1)      Reflects the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. We discuss the assumptions that we used to calculate these amounts in Note 12 to our consolidated financial statements included in our Annual Report on Form 10-K, filed March 27, 2025, for the fiscal year ended December 28, 2024, and incorporated by reference herein. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)      Represents payments calculated in accordance with the terms of our 2023 STI Plan or 2024 STI Plan, is described above under “Executive Compensation — Executive Officer Compensation — 2024 Short-Term Incentive Plan”.

(3)      “All Other Compensation” consists of (i) the value of life insurance premiums paid by the Company for 2024, $2,923 with respect to Mr. Bruce and $817 with respect to Mr. Mercer, (ii) 401(k) matching contributions made by the Company for 2024, $2,300 with respect to Mr. Bruce, $1,955 with respect to Mr. Mercer, and (iii) a lump sum severance payment of $45,000 paid to David Bruce in 2024 pursuant to his Separation Agreement.

(4)      Mr. Bruce was replaced by Mr. Mercer in October 2024 as the Company’s President and Chief Executive Officer.

(5)      Includes $7,792 in salary earned in 2024 but paid in 2025. Mr. Bruce’s salary earned in 2024 reflects a pro-rated annual salary of $405,183.

(6)      Includes $7,565 in salary earned in 2023 but paid in 2024. Mr. Bruce’s salary earned in 2023 reflects a pro-rated annual salary of $360,000.

(7)      Includes $6,923 in salary earned in 2024 but paid in 2025. Mr. Mercer’s salary earned in 2024 reflects a pro-rated annual salary of $352,699.

(8)      Mr. Mercer’s $97,784 of Nonequity Incentive Plan Compensation was earned in 2024 but paid in 2025. For more information on Mr. Mercer’s Nonequity Incentive Plan Compensation, please see the discussion in “Executive Compensation — Executive Officer Compensation — 2024 Short-Term Incentive Plan” above.

(9)      Includes $6,514 in salary earned in 2023 but paid in 2024. Mr. Mercer’s salary earned in 2023 reflects a pro-rated annual salary of $338,745.

(10)    Mr. Mercer’s $27,057 of Nonequity Incentive Plan Compensation was earned in 2023 but paid in 2024.

(11)    Includes $6,923 in cash compensation earned in 2024 but paid in 2025 in connection with the FLG Consulting Agreement. For more information on Mr. Ahmad’s compensation arrangements, please see the discussion in “Executive Compensation — Executive Officer Compensation — Compensation Arrangement for Interim Chief Financial Officer.”

(12)    Mr. BouHabib’s salary earned in 2024 reflects a pro-rated annual salary of $238,870.

(13)    Mr. BouHabib’s $55,447 of Nonequity Incentive Plan Compensation was earned in 2024 but paid in 2025. For more information on Mr. BouHabib’s Nonequity Incentive Plan Compensation, please see the discussion in “Executive Compensation — Executive Officer Compensation — 2024 Short-Term Incentive Plan” above.

Outstanding Equity Awards at 2024 Fiscal Year-End

The following table shows, with respect to each of our named executive officers, the number of shares subject to options exercisable and unexercisable and the number of shares subject to RSU awards that have not vested as of the end of fiscal year 2024. Mr. Ahmad did not hold any stock options, RSUs or other stock-based awards at the end of fiscal year 2024.

	Option Awards								Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Price ($)(1)		Option Expiration Date(2)		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
David I. Bruce	4/13/18	15,000	—	—	5.69		4/13/25	(4)	—		—
	9/3/20	129,000	—	—	2.13	(5)	9/3/27	(4)	—		—
	10/27/22	121,270	80,850	—	2.28		10/27/29	(6)	—		—
Patrick Mercer	9/18/18	30,000	—	—	6.00		9/18/28	(4)	—		—
	6/6/19	40,000	—	—	5.04		6/6/29	(4)	—		—
	10/22/19	19,000	—	—	2.25	(7)	10/22/26	(4)	—		—
	9/3/20	69,000	—	—	2.13	(5)	9/3/27	(4)	—		—
	8/5/21	35,510		—	6.58		8/5/28	(8)	—		—
	10/27/22	48,141	24,077	—	2.28		10/27/29	(6)	—		—
	10/27/22	—	—	—	—		—		11,859	(9)	19,805
	9/19/23	38,330	76,670	—	2.13		9/19/30	(10)	—		—
	5/22/24	—	—	—	—		—		120,000	(11)	200,400
	11/7/24	—	—	—	—		—		200,000	(12)	334,000
Bassem BouHabib	10/22/19	13,000			2.25	(7)	10/22/26	(4)
	9/3/20	38,000			2.13	(5)	9/3/27	(4)
	8/5/21	27,470			6.58		8/5/28	(8)
	10/27/22	25,011	12,509		2.28		10/27/29	(6)
	10/27/22								6,161	(9)	10,289
	9/19/23	19,998	40,002		2.13		9/19/30	(10)
	8/14/24								40,000	(13)	66,800

____________

(1)      Unless otherwise indicated, options were granted at an exercise price per share equal to the fair market value of a share of Common Stock, as determined by reference to the closing price reported on The Nasdaq Capital Market on the grant date.

(2)      Options held by our named executive officers may terminate before their expiration dates if the executive’s status as a service provider is terminated, including in connection with the executive’s death or disability.

(3)      This amount reflects the fair market value of our Common Stock of $1.67 per share as of December 27, 2024 (the last business day of fiscal year 2024), multiplied by the amount shown in the column for the Number of Shares or Units of Stock that have not vested.

(4)      The options listed are fully vested and may be exercised in full.

(5)      This stock option was granted at an exercise price of $2.13 per share, which was equal to the average closing price of the Company’s Common Stock during the 30-day trading period preceding the date of grant.

(6)      One-third of the total number of shares subject to the option vest on June 30, 2023, and each one-year anniversary thereafter, in each case subject to our named executive officer continuing as a service provider through the applicable vesting date.

(7)      This stock option was granted at an exercise price of $2.25 per share, which was equal to 120% of the average closing price of the Company’s Common Stock during the 10-day trading period preceding the date of grant.

(8)      One-third of the total number of shares subject to the option vested on July 4, 2022, and each one-year anniversary thereafter, subject to our named executive officer continuing as a service provider through each such date.

(9)      One-third of the total number of shares subject to the award of RSUs vest on June 30, 2023 and each one-year anniversary thereafter, in each case subject to our named executive officer continuing as a service provider through the applicable vesting date.

(10)    Shares subject to the option vest as to one-third of the total number of shares on June 30, 2024 and each one-year anniversary thereafter, in each case subject to our named executive officer continuing as a service provider through the applicable vesting date.

(11)    One-third of the total number of shares subject to the award of RSUs vest on May 22, 2025 and each one-year anniversary thereafter, subject to our named executive officer continuing as a service provider through each such date.

(12)    One-third of the total number of shares subject to the award of RSUs vest on October 1, 2025 and each one-year anniversary thereafter, subject to our named executive officer continuing as a service provider through each such date.

(13)    One-third of the total number of shares subject to the award of RSUs vest on August 14, 2025, and each one-year anniversary thereafter, in each case subject to our named executive officer continuing as a service provider through the applicable vesting date.

Change in Control Severance Agreements with Messrs. Bruce and Mercer

We previously entered into Change in Control Severance Agreements with Messrs. Bruce and Mercer in 2019. In October 2024, we entered into Amended and Restated Change in Control Severance Agreements with Mr. Mercer and in March 2025 we entered into a Change in Control Severance Agreement with Mr. Dizon. It is expected that from time to time the Company will consider the possibility of an acquisition by another company or other type of change in control. We recognize that such consideration can be a distraction to our named executive officers and can cause them to consider alternative employment opportunities. We believe that it is imperative to provide such individuals with severance benefits upon their termination of employment following a change in control to secure their continued dedication and objectivity, notwithstanding the possibility, threat or occurrence of a change in control, provide such individuals with an incentive to continue employment and motivate them to maximize our value upon a change in control for the benefit of stockholders, and provide such individuals with enhanced financial security. The Change in Control Severance Agreements, and the potential severance benefits payable thereunder to our named executive officers under specified circumstances, do not affect the Compensation Committee’s decisions regarding other elements of compensation. The Change in Control Severance Agreements for Messrs. Mercer and Dizon are described in further detail below.

Termination Within the Change in Control Context

If, within twelve months following a Change in Control (as defined below) or at any time prior to a Change in Control if such termination is effected at the request of any successor to the Company, such executive terminates his employment with the Company for Good Reason (as defined below), or the Company terminates such executive’s employment for a reason other than Cause (as defined below), death or disability, and, in each case, such executive signs and does not revoke a standard release of claims with the Company, then such executive will receive the following severance from the Company:

(i)     Cash Severance Payment.    In the case of Mr. Mercer, a lump sum cash payment equal to 150% of his annual base salary and target bonus, and in the case of Mr. Dizon, a lump sum cash payment equal to 100% of his annual base salary and target bonus.

(ii)    Vesting Acceleration.    Accelerated vesting as to 100% of the then unvested portion of such executive’s outstanding Company equity awards, assuming, with respect to Company equity awards subject to performance criteria, the performance criteria had been achieved at target levels.

(iii)   Continued Employee Benefits.    Reimbursement from the Company for a period of up to twelve months for the premiums payable for himself and/or his eligible dependents for coverage under the Company’s benefit plans.

Definitions of “Cause”, “Good Reason”, and “Change in Control”

For the purposes of the Change in Control Severance Agreements, the following definitions generally apply.

“Cause” means: (i) an act of dishonesty made by an executive in connection with such executive’s responsibilities as an employee; (ii) such executive’s conviction of, or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement or any other act of moral turpitude, or a material violation of federal or state law by such executive that the Board reasonably believes has had or will have a detrimental effect on the Company’s reputation or business; (iii) such executive’s gross misconduct; (iv) such executive’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom such executive owes an obligation of nondisclosure as a result of such executive’s relationship with the Company; or (v) such executive’s willful breach of any obligations under any written agreement or covenant with the Company.

“Good Reason” means the occurrence of one or more of the following events effected without an executive’s prior consent, provided that such executive terminates employment with the Company within ninety (90) days following the expiration of the Company’s Cure Period: (i) the assignment to such executive of any duties or the reduction of such executive’s duties, either of which results in a material diminution in such executive’s position or responsibilities with the Company; provided that, it being understood that the continuance of such executive’s duties and responsibilities at the subsidiary or divisional level following a Change in Control, rather than at the parent, combined or surviving company level following such Change in Control shall not be deemed Good Reason within the meaning of this clause (i); (ii) a reduction by the Company in the base salary of such executive by fifteen percent (15%) or more, unless similar such reductions occur concurrently with and apply to the Company’s senior management; (iii) a material change in the geographic location at which such executive must perform services (for purposes of this Agreement, the relocation of such executive to a facility or a location less than twenty-five (25) miles from such executive’s then-present location shall not be considered a material change in geographic location); (iv) a material reduction of facilities, perquisites or in the kind or level of employee benefits to which such executive is entitled, unless similar such reductions occur concurrently and apply to the Company’s senior management; or (v) any material breach by the Company of any material provision of the Change in Control Severance Agreement. Such executive will not resign for Good Reason without first providing the Company with written notice of the acts or omissions constituting the grounds for “Good Reason” within ninety (90) days of the initial existence of the grounds for “Good Reason” and a reasonable cure period of thirty (30) days (“Cure Period”) following the date of such notice.

“Change in Control” means the occurrence of any of the following events: (i) a change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group, (“Person”) acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control; or (ii) a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to effectively control the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or (iii) a change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. For purposes of this definition of Change in Control, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. For the avoidance of any doubt, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final U.S. Treasury Department Regulations and U.S. Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

David Bruce Resignation and Separation Agreement

On October 1, 2024, Dave Bruce was terminated as our Chief Executive Officer and principal executive officer. Pursuant to the terms of Mr. Bruce’s employment agreement, Mr. Bruce was eligible to receive certain severance benefits in connection with his termination, subject to his entry into a separation agreement with us. On November 11, 2024, we entered into a separation and release agreement with Mr. Bruce (the “Separation Agreement”) providing for certain benefits in exchange for a release of claims by Mr. Bruce and compliance with certain ongoing covenants, including:

•        a lump sum of $45,000, consisting of $20,000 to continue health insurance coverage pursuant to the Consolidated Omnibus Reconciliation Act (“COBRA”), which is approximately equivalent to 12 months of Mr. Bruce’s estimated COBRA premiums, and $25,000 for other intangibles; and

•        100% of Mr. Bruce’s remaining 19,913 unvested restricted stock unit awards (the “Accelerated RSUs”) and 100% of the unvested options to purchase 40,431 of the Company’s common stock (the “Accelerated Options”), each granted on October 27, 2022, accelerated and fully vested as of the date of the Separation Agreement.

Mr. Bruce has twelve (12) months from October 4, 2024 (the “Separation Date”) to exercise any vested and unexercised options to purchase the Company’s common stock unless such options expire prior to the end of such twelve-month period. Except for the Accelerated Options and Accelerated RSUs, Mr. Bruce’s unvested options to purchase common stock and unvested restricted stock units ceased vesting and were forfeited on the Separation Date.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Separation Agreement, which is filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on November 25, 2025, and is incorporated herein by reference.

Tax and Accounting Considerations

The Compensation Committee considers tax and accounting effects in administering the executive compensation program and aims to maintain compensation expenses for our most senior executive team within reasonable levels based on relevant factors such as the Company’s operations and financials and the prevailing market practices.

Prior to 2018, Section 162(m) generally limited the federal tax deductibility of compensation paid to our Chief Executive Officer and certain other executive officers of the Company to $1 million annually unless the compensation over $1 million qualified as “performance-based” within the meaning of Section 162(m). As a result of the TCJA, the “performance-based” compensation exception under Section 162(m) was eliminated and the “covered employees” to whom Section 162(m) would apply was expanded. Accordingly, for fiscal year 2024, we generally are not able to take a deduction for any compensation paid to our named executive officers in excess of $1 million unless the compensation qualifies for the limited transition relief applicable to certain arrangements in place on November 2, 2017. The Company cannot guarantee that any compensation payable to our named executive officers will qualify for the transition relief or that the compensation will be deductible, and the Company also may from time to time provide compensation to our named executive officers that may not be deductible to the extent that the aggregate amount exceeds $1 million. However, the Compensation Committee intends to maintain an approach to executive compensation that strongly links pay to performance.

We account for equity-based awards in accordance with ASC Topic 718.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between compensation actually paid (“Compensation Actually Paid”) to our Principal Executive Officer (the “PEO”) and the other named executive officers (the “Non-PEO NEOs”) and certain financial performance metrics of the Company using a methodology that has been prescribed by the SEC.

Pay Versus Performance

Year	Summary Compensation Table Total for PEO-1 ($)(1)(2)	Compensation Actually Paid to PEO-1 ($)(1)(3)	Summary Compensation Table Total for PEO-2 ($)(1)(2)	Compensation Actually Paid to PEO-2 ($)(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)(2)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)(3)	Value of Initial Fixed $100 Investment Based on Company Total Shareholder Return (TSR) ($)(4)	Net Income (Loss) ($)(5)
2024	564,937	530,459	795,842	1,967,685	1,322,517	1,456,117	27.33	(8,910,538)
2023	397,195	406,197	—	—	437,454	648,377	45.99	(9,570,000)
2022	765,766	(915,928)	—	—	496,456	270,802	32.90	(7,546,732)

____________

(1)      NEOs included in the above compensation columns reflect the following:

Year	PEO	Non-PEO NEOs
2024	David I. Bruce (former) (“PEO-1”) Patrick Mercer (current) (“PEO-2”)	Fuad Ahmad and Bassem BouHabib
2023	David I. Bruce	Patrick Mercer and Fuad Ahmad
2022	David I. Bruce	Patrick Mercer and Fuad Ahmad

(2)      2024 Compensation Actually Paid to our PEO and the average Compensation Actually Paid to our Non-PEO NEOs reflect the following adjustments from total compensation reported in the Summary Compensation Table:
	PEO-1 ($)	PEO-2 ($)	Average Non-PEO NEOs ($)
Total Reported in 2024 SCT	564,937	795,842	1,322,517
Less, value of equity awards reported in SCT	—	—	—
Plus, year-end value of equity awards granted in fiscal year that are unvested and outstanding at fiscal year-end	—	534,400	66,800
Plus, change in fair value of equity awards granted in a prior year that are outstanding and unvested at fiscal year-end	—	596,789	66,800
Plus, fair value of equity awards granted in fiscal year and that vested in fiscal year	—	—	—
Plus, change in fair value of equity awards granted in a prior year that vested in fiscal year	(34,478)	40,654	—
Less, fair value of as of immediately prior year-end of equity awards granted in a prior year that failed to vest in fiscal year	—	—	—
Total adjustments	(34,478)	1,171,843	133,600
Compensation Actually Paid for fiscal year 2024	530,459	1,967,685	1,456,117

2023 Compensation Actually Paid to our PEO and the average Compensation Actually Paid to our Non-PEO NEOs reflect the following adjustments from total compensation reported in the Summary Compensation Table:

	PEO ($)	Average Non-PEO NEOs ($)
Total Reported in 2023 Summary Compensation Table (SCT)	397,195	437,454
Less, value of equity awards reported in SCT	—	76,073
Plus, year-end value of equity awards granted in fiscal year that are unvested and outstanding at fiscal year-end	—	107,059
Plus, change in fair value of equity awards granted in a prior year that are outstanding and unvested at fiscal year-end	69,910	19,273
Plus, fair value of equity awards granted in fiscal year and that vested in fiscal year	—	—
Plus, change in fair value of equity awards granted in a prior year that vested in fiscal year	(60,908)	8,519
Less, fair value as of immediately prior year-end of equity awards granted in a prior year that failed to vest in fiscal year	—	—
Total adjustments	9,002	210,923
Compensation Actually Paid for fiscal year 2023	406,197	648,377

2022 Compensation Actually Paid to our PEO and the average Compensation Actually Paid to our Non-PEO NEOs reflect the following adjustments from total compensation reported in the Summary Compensation Table:

	PEO ($)	Average Non-PEO NEOs ($)
Total Reported in 2022 SCT	765,766	496,456
Less, value of equity awards reported in SCT	(306,460)	(91,250)
Plus, year-end value of equity awards granted in fiscal year that are unvested and outstanding at fiscal year-end	291,060	86,665
Plus, change in fair value of equity awards granted in a prior year that are outstanding and unvested at fiscal year-end	(1,304,163)	(117,175)
Plus, fair value of equity awards granted in fiscal year and that vested in fiscal year	—	—
Plus, change in fair value of equity awards granted in a prior year that vested in fiscal year	(362,132)	(103,894)
Less, fair value as of immediately prior year-end of equity awards granted in a prior year that failed to vest in fiscal year	—	—
Total adjustments	(1,681,694)	(225,655)
Compensation Actually Paid for fiscal year 2022	(915,928)	270,802

(3)      Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to (a) for RSU awards, closing price of a share of our Common Stock on applicable year-end date(s) or, in the case of vesting dates, the closing price of a share of our Common Stock on the applicable vesting date (or if there was no closing price on such day, the last trading day immediately prior to the applicable vesting date), and (b) for stock options, a Black-Scholes value as of the applicable year-end or vesting date(s), determined based on the same methodology as used to determine grant date fair value but using the closing price of a share of our Common Stock on the applicable revaluation date as the current market price and with an expected life set equal to the remaining life of the award in the case of underwater stock options and, in the case of in-the-money options, an expected life equal to the original ratio of expected life relative to the seven year contractual life multiplied by the remaining life as of the applicable revaluation date, and in all cases based on volatility and risk free rates determined as of the revaluation date based on the expected life period and based on an expected dividend rate of 0%.

(4)      Total Shareholder Return (“TSR”) illustrates the value, as of the last day of each period indicated, of $100 invested in the Common Stock of IRIDEX on December 31, 2021, the last trading day in fiscal year 2021.

(5)      The dollar amounts reported are the Company’s net income/loss reflected in the Company’s audited financial statements.

Relationship Between Compensation Actually Paid and TSR

The following graph shows the relationship between the Compensation Actually Paid to each of our PEOs, which are David Bruce (“PEO-1”) and Patrick Mercer (“PEO-2”), the average Compensation Actually Paid to our Non-PEO NEOs, and the Company’s TSR over the three most recently completed fiscal years.

Relationship Between Compensation Actually Paid and Net Income/Loss

The following graph shows the relationship between the Compensation Actually Paid to each of our PEOs, the average Compensation Actually Paid to our Non-PEO NEOs, and the Company’s Net Loss during the three most recently completed fiscal years.

Director Compensation

We use a combination of cash and equity compensation to attract and retain qualified candidates to serve on our Board.

The following table provides information concerning the compensation paid by us to each of our non-employee directors for fiscal year 2024. Subsequent to his appointment as Chief Executive Officer, Mr. Bruce did not receive additional compensation for his services as a member of our Board. Subsequent to his appointment to the Board, Mr. Mercer did not receive additional compensation for his service as a member of our Board. Because no new non-employee directors were added to the Board in 2024, no directors were issued stock options to purchase 15,000 shares of Common Stock, which is our standard equity award for new directors. Additional information is discussed below in the section titled “Equity Compensation.”

Director Compensation for 2024

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)(3)	Option Awards ($)(1)(3)	Total ($)
Beverly A. Huss	52,500		—	—	52,500
Robert Grove, Ph.D.	48,038		—	—	48,038
Kenneth E. Ludlum	60,333		—	—	60,333
Scott Shuda	84,756	(2)	—	—	84,756

____________

(1)      Reflects the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. We discuss the assumptions that we used to calculate these amounts in Note 12 to our financial statements included in our Annual Report on Form 10-K, filed as of March 27, 2025 for the fiscal year ended December 28, 2024, and incorporated by reference herein. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)      Includes $18,923 that Mr. Shuda received in fiscal year 2024 while acting as Executive Chairman of the Board to temporarily assist with the CEO transition. Mr. Shuda was Executive Chairman from November 1, 2024 and resigned on January 17, 2025. Upon resigning as Executive Chairman, Mr. Shuda returned to being nonexecutive Chairman of the Board.

(3)      As of December 28, 2024, the aggregate number of shares underlying options and RSUs outstanding for each of our non-employee directors was:

Name	Aggregate Number of Shares Underlying Outstanding Options (#)	Number of Securities Underlying Unvested Stock Awards (#)
Beverly A. Huss	15,000	—
Robert Grove, Ph.D.	15,000	—
Kenneth E. Ludlum	15,000	—
Scott Shuda	15,000	—

Cash Compensation

Pursuant to our non-employee director cash compensation policy that was approved in June 2022, non-employee members of our Board received an annual retainer of $35,000. In addition, the chairperson of the Audit Committee received an annual retainer of $15,000, the chairperson of the Nominating and Governance Committee received an annual retainer of $9,500, the chairperson of the Compensation Committee received an annual retainer of $10,000, and the chairperson of the Board received an annual retainer of $35,000. Each member (other than the chairperson) of the Audit Committee received an additional annual retainer of $7,500, each member (other than the chairperson) of the Nominating and Governance Committee received an additional annual retainer of $4,000, and each member (other than the chairperson) of the Compensation Committee received an additional annual retainer of $5,000. These annual retainers are paid in quarterly installments in arrears. We reimburse members of the Board and its committees for reasonable out-of-pocket expenses incurred by them in attending their meetings.

Equity Compensation

Pursuant to our non-employee director equity compensation policy, historically, on the date of each annual meeting of stockholders each non-employee director automatically received an RSU grant equal to $75,000 worth of Common Stock (determined based upon the fair market value of the shares at the time such RSU award was granted) under our 2008 EIP. Each such RSU grant vests in full on the earlier of the one-year anniversary of the date of grant or our next annual meeting of stockholders, subject to the non-employee director’s continued service as a Board member through the vesting date. Newly appointed directors have historically been granted a stock option to purchase 15,000 shares of Common Stock. In 2024, the Board has decided to forego the regular equity compensation grants to non-employee directors at the Company’s 2024 annual meeting of stockholders, but will be receiving their regular equity compensation grants at the Annual Meeting. In 2025, our newly appointed directors will be granted 15,000 shares of Common Stock and the Board will be receiving an option grant equal to $75,000 worth of common stock (determined based upon the fair market value of the shares at the time such option award is granted) under our 2008 EIP. Each such option grant vests in full on the earlier of the one-year anniversary of the date of grant or our next annual meeting of stockholders, subject to the non-employee director’s continued service as a board member through the vesting date.

Information on Compensation Risk Assessment

Management periodically reviews our incentive compensation programs at all levels within the organization and reports to the Compensation Committee with respect to its findings. Employee cash bonuses are based on company-wide and individual performance, and management discretion (with respect to our non-executive employees), and our Compensation Committee and the Board have discretion to adjust bonus payouts. Equity awards for new hires are based on the employee’s position, prior experience, qualifications, and the market for particular types of talent, and any additional grants are based on employee performance and retention requirements. Equity awards have long-term vesting requirements to ensure that recipients’ focus is on our long-term success.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

The Board and Compensation Committee do not take material nonpublic information into account when determining the timing and terms of any stock option grant. The timing of any stock option grants to recipients in connection with new hires, promotions, or other non-routine grants is tied to the event giving rise to the award (such as an employee’s commencement of employment or promotion effective date). We have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

No stock options were issued to executive officers in 2024 during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 28, 2024. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column) (#)
Equity compensation plans approved by security holders(1)	2,310,414(2)	2.89(3)	579,437(4)

____________

(1)      Includes the 2008 EIP.

(2)      Includes 615,707 shares subject to RSUs that were outstanding as of December 28, 2024, that were issued under the 2008 EIP.

(3)      RSUs, which do not have an exercise price, are excluded in the calculation of weighted-average exercise price.

(4)      Shares subject to awards of restricted stock, RSUs, performance shares or performance units issued under the 2008 EIP and that are granted with a per share or unit purchase price less than 100% of the fair market value on the date of grant count against the maximum aggregate number of shares that may be issued pursuant to awards as 1.5 shares for every one share subject to such an award.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Company regarding the beneficial ownership of Common Stock as of April 1, 2025, by (i) each person (or group of affiliated persons) who is the beneficial owner of more than 5% of our Common Stock, (ii) each director and nominee for director, (iii) each of the Company’s executive officers named in the Summary Compensation Table appearing herein and (iv) all of the Company’s directors and executive officers as a group:

	Beneficial Ownership as of April 1, 2025
Name and Address of Beneficial Owner(1)	Number of Shares (#)(2)	Percent of Total (%)(2)
5% Stockholders
Novel Inspiration International Co., Ltd(3)	3,356,126	19.99
Topcon America Corporation(4)	1,618,122	9.6
Stanley Manne Trust(5)	1,072,215	6.4
Paragon Associates & Paragon Associates II Joint Venture(6)	963,250	5.7
Individuals and entities related with Brent Alexander Roland(7)	881,998	5.3
Directors
Patrick Mercer(8)	381,361	2.2
Robert Grove, Ph.D.(9)	175,103	*
Beverly A. Huss(10)	78,614	*
Kenneth E. Ludlum(11)	116,711	*
Scott Shuda(12)	123,066	*
William Moore(13)	180,476	1.1
Nick Chen(14)	—	*
Named Executive Officers
David Bruce(15)	376,750	2.2
Patrick Mercer	381,361	2.2
Romeo Dizon(16)	—	*
Bassem BouHabib(17)	213,466	1.3
All current directors and executive officers as a group (9 persons, excluding Mr. Bruce)(18)	1,268,797	7.4

____________

*        Represents less than 1% of the total.

(1)      Unless otherwise indicated in the table, the address for each listed person is c/o IRIDEX Corporation, 1212 Terra Bella Avenue, Mountain View, CA 94043.

(2)      The number and percentage of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of April 1, 2025, through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned. Percentage beneficially owned is based on 16,789,027 shares of Common Stock outstanding on April 1, 2025.

(3)      Includes shares of Series B Preferred Stock held directly by Novel Inspiration International Co., Ltd. (“Novel”) and shares of Series B Preferred Stock issuable upon conversion of the convertible promissory note issued to Novel on March 19, 2025. Prior to receiving stockholder approval for Proposal Three and Four, Novel’s shares are only convertible into 19.99% of the Company’s Common Stock outstanding as of March 19, 2025, which is 3,356,126 shares of Common Stock. David Lin is the sole shareholder of Novel. Each of Novel and David Lin may be deemed to be the beneficial owner of the shares of Common Stock beneficially owned by Novel. Novel is located at Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands.

(4)      Includes shares of Common Stock held directly by Topcon America Corporation. Topcon Corporation is the sole shareholder of Topcon America Corporation. Each of Topcon America Corporation and Topcon Corporation may be deemed to be the beneficial owner of the shares of Common Stock beneficially owned by Topcon America Corporation. Topcon America Corporation is located at 111 Bauer Drive, Oakland, New Jersey 07436. This information was obtained from a Form 13D filed with the SEC on March 23, 2021.

(5)      Stanley Manne Trust is located at 3737 North East 214th Street, Aventura, Florida 33180. This information was obtained from a Schedule 13G/A filed with the SEC on February 14, 2018.

(6)      Represents 963,250 shares of Common Stock held of record by Paragon Associates and Paragon Associates II Joint Venture (“Paragon JV”). Bradbury Dyer III, as the authorized agent of Paragon JV, has the power to direct the vote and disposition of 963,250 shares of Common Stock held by Paragon JV. Paragon JV is located at 500 Crescent Court, Suite 260, Dallas, Texas 75201. This information was obtained from a Schedule 13D filed with the SEC on November 23, 2022.

(7)      Includes shares owned by: Roland Family Support Trust; Brent Alexander Roland; Leigh Ann Roland; and Glenn Cuthbert Roland (“Individuals and entities related with Brent Alexander Roland”). Individuals and entities affiliated with Brent Alexander Roland are located at 7605 N Shadow Mountain Road, Paradise Valley, AZ 85253. This information was obtained from a Schedule 13D filed with the SEC on September 20, 2022.

(8)      Consists of (i) 61,384 shares of Common Stock held by Mr. Mercer, (ii) 279,981 shares of Common Stock subject to options exercisable within 60 days of April 1, 2025 and (iii) 39,996 shares of Common Stock subject to restricted stock units that will vest within 60 days of April 1, 2025.

(9)      Consists of (i) 160,103 shares of Common Stock held by Dr. Grove and (ii) 15,000 shares of Common Stock subject to options exercisable within 60 days of April 1, 2025.

(10)    Consists of (i) 66,739 shares of Common Stock held by Ms. Huss and (ii) 11,875 shares of Common Stock subject to options exercisable within 60 days of April 1, 2025.

(11)    Consists of (i) 101,711 shares of Common Stock held by Mr. Ludlum and (ii) 15,000 shares of Common Stock subject to options exercisable within 60 days of April 1, 2025.

(12)    Consists of (i) 108,066 shares of Common Stock held by Mr. Shuda and (ii) 15,000 shares of Common Stock subject to options exercisable within 60 days of April 1, 2025.

(13)    Mr. Moore beneficially owns (i) 180,476 shares of the Company, including 69,300 shares owned by Patricia Moore and 30,026 owned by the William M. Moore Trust, William M. Moore, Trustee Under Agreement Dated 08/16/2016 & Patricia A. Moore Trust, Patricia A. Moore, Trustee Under Agreement Dated 08/17/2016 Tenants in Common, and (ii) holds no rights to acquire stock within 60 days of April 1, 2025.

(14)    Mr. Chen beneficially owns no shares in the Company and holds no rights to acquire stock within 60 days of April 1, 2025.

(15)    Consists of (i) 126,480 shares of Common Stock held by Mr. Bruce, and (ii) 250,270 shares of Common Stock subject to options exercisable within 60 days of April 1, 2025.

(16)    Mr. Dizon beneficially owns no shares in the Company and holds no rights to acquire stock within 60 days of April 1, 2025.

(17)    Consists of (i) 89,987 shares of Common Stock held by Mr. BouHabib, and (ii) 123,479 shares of Common Stock subject to options exercisable within 60 days of April 1, 2025.

(18)    Includes (i) 768,466 shares of Common Stock held by all current directors and executive officers as a group, (ii) 460,335 shares of Common Stock subject to options exercisable within 60 days of April 1, 2025 and (iii) 39,996 shares of Common Stock subject to restricted stock units that will vest within 60 days of April 1, 2025.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than the compensation arrangements with our directors and executive officers discussed above in the section titled “Executive Compensation” and except as described below, there were no transactions in the last two fiscal years or currently proposed transactions in which we have been a participant and:

•        the amounts involved exceed the lesser of $120,000 or one percent of the average of our total assets at year end of the last two completed fiscal years; and

•        any of our directors, nominees for director, executive officers or holders of more than five percent of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Indemnification Agreements

We have entered into agreements to indemnify our directors and executive officers. These agreements will, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by any such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our Company or that person’s status as a member of our Board to the maximum extent allowed under Delaware law.

Transaction with Novel Inspiration International Co., Ltd.

On March 18, 2025, we filed a Certificate of Designation authorizing us to issue up to 1,000,000 shares of authorized undesignated preferred stock as shares of Series B Preferred stock, par value $0.01 per share (the “Series B Preferred Stock”).

On March 19, 2025, we entered into a Securities Purchase Agreement and a Note Purchase Agreement with Novel. Pursuant to the Securities Purchase Agreement and the Note Purchase Agreement, we issued 600,000 shares of our Series B Preferred Stock at $10.00 per share, initially convertible into 3,000,000 shares of our common stock, par value $0.01 per share (the “Common Stock”) and an initial convertible promissory note in an aggregate principal amount of $4,000,000 (the “Initial Novel Note” and together with the Novel Growth Notes (as defined below), the “Novel Notes”). The Novel Initial Note is convertible into 400,000 shares of the Company’s Series B Preferred Stock.

Concurrently with the purchase of the shares of Series B Preferred Stock and the Initial Novel Note, we also entered into an Investor Rights Agreement with Novel, pursuant to which we agreed to, among other matters, grant Novel certain rights, including: (i) registration rights and indemnification obligations related thereto; (ii) subject to certain restrictions (including satisfying certain beneficial ownership thresholds), the right to appoint and maintain two individuals to our Board, which was effective as of March 19, 2024; and (iii) the right to approve certain corporate actions.

The Initial Novel Note has a 36-month term and will bear interest at a rate of 12% per annum. Interest on the Initial Novel Note will be payable quarterly on the first business day of each calendar quarter, beginning on July 1, 2025, in a number of shares of the Common Stock equal to (i) the accrued and unpaid interest due on the applicable interest payment date divided by (ii) the greater of (a) the average closing price of the Common Stock for each trading day after March 19, 2025 in the calendar quarter immediately preceding such interest payment date and (b) a price floor of $0.21. The Initial Novel Note is convertible at Novel’s option into shares of the Series B Preferred Stock at an initial conversion price of $10.00, subject to adjustments set forth in the Initial Novel Note.

In addition to the Initial Novel Note, Novel has the right to purchase additional convertible promissory notes (the “Growth Notes”) in an aggregate principal amount of up to $10,000,000. The Growth Notes are issuable in three installments, with one-third of the aggregate principal amount issuable on each of the first, second and third anniversaries of March 19, 2025 and ending 90 days following such anniversary, subject to the terms and conditions in the Note Purchase Agreement. Notwithstanding any provision in the Transaction Documents (as defined in the Initial Novel Note) to the contrary, in no circumstance shall we be required to deliver to Novel any shares of Series B Preferred Stock or Common Stock pursuant to the terms of the Transaction Documents to the extent that (i) the aggregate of all such shares issued by us would exceed 19.99% of either (a) the total number of shares of Common Stock outstanding as of March 19, 2025 or (b) the total voting power of our securities outstanding as of March 19, 2025 that are entitled to vote on a matter being voted on by holders of the Common Stock, or (ii) such delivery would cause the holder to become, directly or indirectly, a “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of more than 19.99% of either (a) the total number of shares of Common Stock outstanding as of such date or (b) the total voting power of our securities outstanding as of such date that are entitled to vote on a matter being voted on by holders of the Common Stock, in each case, unless shareholder approval has been obtained.

Pursuant to the Rights Agreement, our Board appointed William Moore and Nick Chen as members of our Board, effective as of March 19, 2025, each with an initial term expiring at the 2025 Annual Meeting.

Policies and Procedures for Related Party Transactions

Our written policies and procedures adopted by the Board provide that, if any of our directors, officers or employees has a significant direct or indirect financial interest in a transaction between us and a third party, subject to specified exceptions and other than those that involve compensation, such interest must be disclosed to and approved by the Company. Our Audit Committee has the principal responsibility for reviewing and approving in advance any proposed related party transactions pursuant to these policies and procedures.

OTHER MATTERS

Delinquent 16(a) Reports

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our Common Stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms filed with the SEC, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal year ended December 28, 2024, all Section 16(a) filing requirements were satisfied on a timely basis, with the exceptions of a late Form 4 report for each of Patrick Mercer and David Bruce filed with the SEC on May 24, 2024 and May 30, 2024, respectively, to report the withholding of shares on June 30, 2023 and July 4, 2023, to satisfy income tax and withholding and remittance obligations in connection with the grants of RSUs to each of Messrs. Mercer and Bruce on June 30, 2022 and July 4, 2022, respectively.

The Board does not know of any other matters to be presented at this meeting. If any other matters properly come before the meeting, it is the intention of the designated proxies to vote the shares they represent as the Board may recommend.

THE BOARD OF DIRECTORS

Dated:            , 2025

Appendix A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

IRIDEX CORPORATION

a Delaware corporation

IRIDEX Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Company”), does hereby certify as follows:

A.  The Company was originally incorporated under the name of Trilogy Medical Systems, Inc, and the original Certificate of Incorporation of the Company was filed with the Secretary of State of the State of Delaware on November 21, 1995.

B.  This Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”) by the Board of Directors of the Company (the “Board of Directors”) and the affirmative vote of the stockholders of the Company.

C.  The text of the Amended and Restated Certificate of Incorporation of the Company is hereby amended and restated in its entirety to read as follows:

ARTICLE I

The name of the Company is IRIDEX Corporation.

ARTICLE II

The address of the Company’s registered office in the State of Delaware is 1209 Orange Street in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted by the Company is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

Section 1.    The Company is authorized to issue two classes of stock, to be designated, respectively, Common Stock and Preferred Stock. The total number of shares of stock that the Company shall have authority to issue is 102,000,000 shares, of which 100,000,000 shares are Common Stock, $0.01 par value per share, and 2,000,000 shares are Preferred Stock, $0.01 par value per share.

Section 2.    Each share of Common Stock outstanding as of the applicable record date shall entitle the holder thereof to one (1) vote on any matter submitted to a vote at a meeting of stockholders.

One million (1,000,000) shares of the Preferred Stock are hereby designated as “Series B Preferred Stock.” The designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of the Series B Preferred Stock are set forth on Exhibit A attached hereto. One million (1,000,000) shares of undesignated Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to any limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any series of Preferred Stock, including, without limitation, authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing. The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in this Amended and Restated Certificate of Incorporation or the resolution of the Board of Directors originally fixing the number of shares of such series. Except as may be otherwise specified by the terms of any series of Preferred Stock, if the number of shares of any series of Preferred Stock is so decreased, then the Company shall take all such steps as are necessary to cause the shares constituting such decrease to resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Section 3.    Except as otherwise required by law or provided in this Amended and Restated Certificate of Incorporation, holders of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Amended and Restated Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

Section 4.    The number of authorized shares of Preferred Stock or Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of capital stock of the Company entitled to vote thereon, without a separate vote of the holders of the class or classes the number of authorized shares of which are being increased or decreased, unless a vote of any holders of one or more series of Preferred Stock is required pursuant to the terms of any certificate of designation relating to any series of Preferred Stock, irrespective of the provisions of Section 242(b)(2) of the DGCL.

ARTICLE V

Section 1.    Subject to the rights of holders of Preferred Stock, the number of directors that constitutes the entire Board of Directors of the Company shall be fixed only by resolution of the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board. For the purposes of this Amended and Restated Certificate of Incorporation, the term “Whole Board” shall mean the total number of authorized directorships whether or not there exist any vacancies or other unfilled seats in previously authorized directorships. At each annual meeting of stockholders, directors of the Company shall be elected to hold office until the expiration of the term for which they are elected and until their successors have been duly elected and qualified or until their earlier resignation or removal; except that if any such meeting shall not be so held, such election shall take place at a stockholders’ meeting called and held in accordance with the DGCL.

ARTICLE VI

Section 1.    Except as otherwise provided for or fixed by or pursuant to the provisions of ARTICLE IV hereof in relation to the rights of the holders of Preferred Stock to elect directors under specified circumstances or except as otherwise provided by resolution of a majority of the Whole Board, newly created directorships resulting from any increase in the number of directors, created in accordance with the Bylaws of the Company, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director, and not by the stockholders. A person so elected by the Board of Directors to fill a vacancy or newly created directorship shall hold office until his or her successor shall have been duly elected and qualified, or until such director’s earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

ARTICLE VII

Section 1.    The Company is to have perpetual existence.

Section 2.    The business and affairs of the Company shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Amended and Restated Certificate of Incorporation or the Bylaws of the Company, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Company.

Section 3.    In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Company. The affirmative vote of at least a majority of the Whole Board shall be required in order for the Board of Directors to adopt, amend, alter or repeal the Company’s Bylaws. The Company’s Bylaws may also be adopted, amended, altered or repealed by the stockholders of the Company. Notwithstanding the above or any other provision of this Amended and Restated Certificate of Incorporation, the Bylaws of the Company may not be amended, altered or repealed by the stockholders of the Company except in accordance with the provisions of the Bylaws relating to amendments to the Bylaws. No Bylaw hereafter legally adopted, amended, altered or repealed shall invalidate any prior act of the directors or officers of the Company that would have been valid if such Bylaw had not been adopted, amended, altered or repealed.

Section 4.    The election of directors need not be by written ballot unless the Bylaws of the Company shall so provide.

Section 5.    No stockholder will be permitted to cumulate votes at any election of directors.

ARTICLE VIII

Section 1.    Subject to the rights of holders of Preferred Stock, any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of stockholders of the Company and may not be effected by any consent in writing by such stockholders.

Section 2.    Subject to the terms of any series of Preferred Stock, special meetings of stockholders of the Company may be called only by the Chairperson of the Board of Directors, the Chief Executive Officer, the President or the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board, but a special meeting may not be called by any other person or persons and any power of stockholders to call a special meeting of stockholders is specifically denied. Only such business shall be considered at a special meeting of stockholders as shall have been stated in the notice for such meeting.

Section 3.    Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Company shall be given in the manner and to the extent provided in the Bylaws of the Company.

ARTICLE IX

Section 1.    To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended from time to time, a director or officer of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director or officer. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Company shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Section 2.    Subject to any provisions in the Bylaws of the Company related to indemnification of directors of the Company, the Company shall indemnify, to the fullest extent permitted by applicable law, any director of the Company who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding. The Company shall be required to indemnify a person in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors.

Section 3.    The Company shall have the power to indemnify, to the extent permitted by applicable law, any officer, employee or agent of the Company who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

Section 4.    Neither any amendment, elimination nor repeal of any Section of this ARTICLE IX, nor the adoption of any provision of this Amended and Restated Certificate of Incorporation or the Bylaws of the Company inconsistent with this ARTICLE IX, shall eliminate or reduce the effect of this ARTICLE IX in respect of any matter occurring, or any Proceeding accruing or arising or that, but for this ARTICLE IX, would accrue or arise, prior to such amendment, elimination, repeal or adoption of an inconsistent provision.

ARTICLE X

Meetings of stockholders may be held within or outside of the State of Delaware, as the Bylaws may provide. The books of the Company may be kept (subject to any provision of applicable law) outside of the State of Delaware at such place or places or in such manner or manners as may be designated from time to time by the Board of Directors or in the Bylaws of the Company.

ARTICLE XI

The Company reserves the right to amend or repeal any provision contained in this Amended and Restated Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation.

IN WITNESS WHEREOF, IRIDEX Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by the President and Chief Executive Officer of the Company on this ____ day of _________ 20__.

By:
Patrick Mercer
President and Chief Executive Officer

Exhibit A

designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of such series of the Series B Preferred Stock

The designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of the Series B Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”) are as follows:

1.    Dividends and Distributions. If, at any time or from time to time after the date of the first issuance of any shares of the Series B Preferred Stock (the “Original Issue Date”), the Company pays a dividend or makes another distribution to the holders of the Common Stock payable in securities of the Company, other than in shares of Common Stock, then in each such event the dividend or other distribution, as applicable, shall be distributed pro rata among the holders of Series B Preferred Stock and Common Stock, based on the number of shares of Common Stock then held by each holder (assuming conversion of all such Series B Preferred Stock into Common Stock at the ratio contemplated in Section 5). Notwithstanding the foregoing, the following transactions shall not be considered distributions for purposes of the foregoing provisions: (i) repurchases of Common Stock issued to or held by employees, officers, directors or consultants of the Company or its subsidiaries upon termination of their employment or services pursuant to agreements providing for the right of said repurchase; (ii) repurchases of Common Stock issued to or held by employees, officers, directors or consultants of the Company or its subsidiaries pursuant to rights of first refusal contained in agreements providing for such right; (iii) repurchases of capital stock of the Company in connection with the settlement of disputes with any stockholder; and (iv) any other repurchases or redemptions of capital stock of the Company approved by the holders of the Common Stock and the Series B Preferred Stock of the Company voting as separate classes.

2.    Voting Rights. The holders of shares of Series B Preferred Stock shall have the following voting rights:

a.    On all matters submitted to a vote of the stockholders of the Company, each share of Series B Preferred Stock shall entitle the holder thereof to that number of votes equal to the aggregate number of shares of Common Stock issuable upon the conversion of such holder’s shares of Series B Preferred Stock to Common Stock pursuant to Section 5.

b.    Except as otherwise provided herein or by law, the holders of shares of Series B Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

3.    Reacquired Shares of Series B Preferred Stock. Any shares of Series B Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled as shares of such series promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein and in the Amended and Restated Certificate of Incorporation, as then amended.

4.    Liquidation, Dissolution or Winding Up; Non-Liquidation Payment Events; Bankruptcy Events.

a.    Upon any Change of Control Event (as defined below), the holders of shares of Series B Preferred Stock shall be entitled to receive, in preference to the holders of the Common Stock, an aggregate amount per share equal to the greater of (i) (x) ten dollars ($10.00) (the “Purchase Price”) plus (y) any declared but unpaid dividends on such shares of Series B Preferred Stock minus (z) any payments made in respect of such shares in connection with a Non-Liquidation Payment Event (as defined below) or Bankruptcy Event (as defined below), or (ii) such amount per share as would have been payable had all shares of Series B Preferred Stock (and all shares of all other series of Preferred Stock that would receive a larger distribution per share if such series of Preferred Stock were converted into Common Stock) been converted into Common Stock pursuant to Section 5 immediately prior to such liquidation, dissolution, or winding up of the Company (the “Liquidation Preference”). All remaining assets available for distribution after the payment in full of the Liquidation Preference shall be distributed ratably to the holders of the Common Stock, pro rata based on the number of shares held by each such holder.

b.    Upon any Non-Liquidation Payment Event (as defined below) or Bankruptcy Event (as defined below), the holders of shares of Series B Preferred Stock shall be entitled to receive, in preference to the holders of the Common Stock, an aggregate amount per share equal to the Purchase Price plus any declared but unpaid dividends on such shares of Series B Preferred Stock (the “Non-Liquidation Preference Payment”). All remaining proceeds from the Non-Liquidation Payment Event or Bankruptcy Event available for distribution after the payment in full of the Non-Liquidation Preference Payment shall be distributed ratably to the holders of the Series B Preferred Stock and Common Stock, pro rata based on the number of shares held by each such holder, treating for this purpose all such Series B Preferred Stock as if they had been converted to Common Stock pursuant to the terms of the Certificate of Incorporation immediately prior to such Non-Liquidation Payment Event or Bankruptcy Event.

c.    For purposes of this Section 4, a “Change of Control Event” shall be deemed to be occasioned by, or to include:

i.     the acquisition of the Company by another entity by means of any transaction or series of related transactions to which the Company is party (including, without limitation, any stock acquisition, reorganization, merger or consolidation but excluding any sale of stock for capital raising purposes) other than a transaction or series of transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction retain, immediately after such transaction or series of transactions, as a result of shares in the Company held by such holders prior to such transaction, at least a majority of the total voting power represented by the outstanding voting securities of the Company or such other surviving or resulting entity (or if the Company or such other surviving or resulting entity is a wholly-owned subsidiary immediately following such acquisition, its parent);

ii.   a sale, lease or other disposition of all or substantially all of the assets of the Company and its subsidiaries taken as a whole by means of any transaction or series of related transactions, except where such sale, lease or other disposition is to a wholly-owned subsidiary of the Company; or

iii.  any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, other than a Bankruptcy Event.

d.    For purposes of this Section 4, a “Non-Liquidation Payment Event” shall be deemed to be occasioned by, or to include:

i.     a sale, lease or other disposition of a substantial portion, but less than substantially all, of the assets of the Company and its subsidiaries taken as a whole by means of any transaction or series of related transactions, except where such sale, lease or other disposition is to a wholly-owned subsidiary of the Company.

e.    For purposes of this Section 4, a “Bankruptcy Event” shall be deemed to be occasioned by, or to include:

i.     any event in which the Company (i) applies for or consents to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) admits in writing its inability to pay its debts generally as they mature, (iii) makes a general assignment for the benefit of its or any of its creditors, (iv) voluntarily files a proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consents to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it; or

ii.   any event in which (i) there are proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company, or of all or a substantial part of the property thereof, or (ii) an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or any of its subsidiaries, if any, or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 45 days of commencement.

5.    Conversion.

a.    Optional Conversion. The holders of shares of Series B Preferred Stock will have the right to convert, at any time, such shares into a number of shares of Common Stock determined by dividing the Purchase Price by $2.00 (as adjusted for capital reorganizations, stock splits, reclassifications, etc., the “Conversion Price”).

b.    Mandatory Conversion. The shares of Series B Preferred Stock shall automatically convert into a number of shares of Common Stock determined by dividing the Purchase Price by the then applicable Conversion Price upon the earliest to occur of any of the following events:

i.     5:00 p.m. (Eastern time) on the seven (7) year anniversary of the Original Issue Date; or

ii.   With respect to any share of Series B Preferred Stock, upon the transfer to any Person (as defined in the Purchase Agreement (as defined below)) who is not an Affiliate (as defined in the Purchase Agreement) of such share of Series B Preferred Stock without the prior written consent of the Company; or

iii.  The Common Stock of the Company trades on a trading market at or above a closing price of ten dollars ($10.00) (as adjusted for capital reorganizations, stock splits, reclassifications, etc.) for a period of thirty (30) consecutive Trading Days (as that term is defined in the Stock Purchase Agreement dated on or about March 18, 2025 by and between the Company and the parties named therein) (the “Purchase Agreement”); or

iv.   The “market capitalization” of the Company, as determined by multiplying for each Trading Day (x) the number of outstanding shares of the Common Stock of the Company as of the closing for such Trading Day by (y) the closing price of the Common Stock of the Company for such Trading Day, exceeds Two Hundred Fifty Million Dollars ($250,000,000) for a period of thirty (30) consecutive Trading Days.

c.    Mechanics of Conversion.

i.     No fractional shares of Common Stock shall be issued upon conversion of Series B Preferred Stock. In lieu of any fractional share to which a holder would otherwise be entitled (determined on a certificate by certificate basis), the Company shall pay cash equal to such fraction multiplied by the then fair value of a share of Common Stock as determined by the Board of Directors.

ii.   Before any holder of Series B Preferred Stock shall be entitled to convert the same into full shares of Common Stock pursuant to Section 5(a) above, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for the Series B Preferred Stock, and shall give written notice to the Company at such office that such holder elects to convert the same. The Company shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series B Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock. Upon conversion of only a portion of the number of shares of Series B Preferred Stock represented by a certificate surrendered for conversion, the Company shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Company, a new certificate (or notice of uncertificated shares) covering the number of shares of Series B Preferred Stock representing the unconverted portion of the certificate so surrendered.

Upon the conversion of shares of Series B Preferred Stock into full shares of Common Stock pursuant to Section 5(b) above, the Company shall deliver a notice (the “Notice”) to the holders of such shares stating that such shares have been converted to Common Stock pursuant to Section 5(b) hereof. The holder of such shares, upon receiving the Notice, shall, promptly following receipt of such Notice, surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for the Series B Preferred Stock. The Company shall, as soon as practicable thereafter, issue and deliver to such holder a certificate or certificates (or notice of uncertificated shares) for the number of whole shares of Common Stock to which such holder shall be entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable in lieu of any fractional interests in Common Stock; provided, however, that on the date of a mandatory conversion pursuant to Section 5(b), the outstanding shares of Series B Preferred Stock subject to such mandatory conversion shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent; provided further, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such mandatory conversion unless either the certificates evidencing such shares of Series B Preferred Stock are delivered to the Company or its transfer agent as provided herein, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates. On the date of the occurrence of a mandatory conversion pursuant to Section 5(b), each holder of record of shares of Series B Preferred Stock subject to such mandatory conversion shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, notwithstanding that the certificates representing such shares of Series B Preferred Stock shall not have been surrendered at the office of the Company, that the Notice shall not have been received by any holder of record of shares of Series B Preferred Stock, or that the certificates evidencing such shares of Common Stock shall not then be actually delivered to such holder.

iii.  Such conversion pursuant to Sections 5(a) and 5(b) hereof shall not terminate the rights of the holders of Series B Preferred Stock or Common Stock issuable upon conversion of the Series B Preferred Stock to receive dividends which have been declared with respect to the Series B Preferred Stock as of a record date prior to the date of conversion. Such conversion pursuant to Section 5(a) shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. Such conversion pursuant to Sections 5(b)(i) and 5(iii) shall be deemed to have been made immediately prior to the close of business on the first Trading Day after the date of the event referenced in Section 5(b) hereof, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. Such conversion pursuant to Sections 5(b)(ii) shall be deemed to have been made immediately prior to the time of the event referenced in Section 5(b) hereof, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. Such conversion pursuant to Sections 5(b)(iv) and 5(b)(v) shall be deemed to have been made immediately prior to the close of business on the first Trading Day after the period of thirty (30) consecutive Trading Days referenced in Section 5(b) hereof, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

d.    Conversion Price Adjustments.

i.     Adjustments for Stock Dividends, Subdivisions, or Split-ups of Common Stock. If the number of shares of Common Stock outstanding at any time after the filing of this Amended and Restated Certificate of Incorporation is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, effective at the close of business upon the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, or subject to such subdivision or split-up, the Conversion Price of the Series B Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series B Preferred Stock shall be increased in proportion to such increase of outstanding shares of Common Stock.

ii.   Adjustments for Combinations of Common Stock. If the number of shares of Common Stock outstanding at any time after the filing of this Amended and Restated Certificate of Incorporation is decreased by a combination of the outstanding shares of Common Stock, then, effective at the close of business upon the record date of such combination, the Conversion Price of the Series B Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series B Preferred Stock shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

iii.  Adjustments for Recapitalizations, Reclassifications, etc. If the Common Stock issuable upon conversion of the Series B Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock or other securities or property, whether by reclassification, exchange, recapitalization, or otherwise (other than a subdivision or combination of shares provided for in Sections 5(d)(i) or 5(d)(ii) above or a reorganization, merger or consolidation for which adjustment is otherwise made in Section 5(d)(iv) below), then in any such event each holder of Series B Preferred Stock shall have the right thereafter to convert such Series B Preferred Stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification, exchange or other change by holders of the number of shares of Common Stock into which such shares of Series B Preferred Stock could have been converted immediately prior to such recapitalization, exchange, reclassification or other change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

iv.   Reorganizations, Mergers and Consolidations. If at any time or from time to time after the Original Issue Date there is a reorganization of the Company (other than a recapitalization, subdivision, combination, reclassification or exchange of shares or other change provided for elsewhere in this Section 5(d)) or a merger or consolidation of the Company with or into another company, then, as a part of such reorganization, merger or consolidation, provision shall be made so that the holders of the Series B Preferred Stock thereafter shall be entitled to receive, upon conversion of the Series B Preferred Stock held by them, the number of shares of stock or other securities or property of the Company, or of such successor company resulting from such reorganization, merger, or consolidation, to which a holder of Common Stock deliverable upon conversion would have been entitled on such reorganization, merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5(d)(iv) with respect to the rights of the holders of the Series B Preferred Stock after the reorganization, merger or consolidation to the end that the provision of this Section 5(d)(iv) (including adjustment of the applicable Conversion Price then in effect and number of shares issuable upon conversion of the Series B Preferred Stock) shall be applicable after that event and be as nearly equivalent to the provisions hereof as may be practicable. This Section 5(d)(iv) shall similarly apply to successive reorganizations, mergers and consolidations.

e.    Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price of the Series B Preferred Stock pursuant to this Section 5, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of such Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price of the Series B Preferred Stock at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of such Series B Preferred Stock.

6.    No Redemption. The shares of Series B Preferred Stock shall not be redeemable.

7.    Severability. If any term set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other terms set forth herein which can be given effect without the invalid, unlawful or unenforceable term will, nevertheless, remain in full force and effect, and no term herein set forth will be deemed dependent upon any other such term unless so expressed herein.

Appendix B

IRIDEX CORPORATION
2008 EQUITY INCENTIVE PLAN
(as amended ___, 2025)

1. Purposes of the Plan. The purposes of this Plan are:

•        to attract and retain the best available personnel for positions of substantial responsibility,

•        to provide incentives to individuals who perform services to the Company, and

•        to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

(c) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(d) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

(e) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f) “Board” means the Board of Directors of the Company.

(g) “Cash Position” means as to any Performance Period, the Company’s level of cash, cash equivalents, available-for-sales securities, and the long term portion of available-for-sales securities.

(h) “Change in Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group, (“Person”) acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control; or

(ii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to effectively control the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(h), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

For the avoidance of any doubt, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final U.S. Treasury Department Regulations and U.S. Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

(i) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(j) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(k) “Common Stock” means the common stock of the Company.

(l) “Company” means IRIDEX Corporation a Delaware corporation, or any successor thereto.

(m) “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided, further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

(n) “Determination Date” means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as “performance-based compensation” under Section 162(m) of the Code.

(o) “Director” means a member of the Board.

(p) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(q) “Earnings Per Share” means as to any Performance Period, the Company’s or a business unit’s Net Income, divided by a weighted average number of Common Stock outstanding and dilutive common equivalent Shares deemed outstanding.

(r) “Employee” means any person, including Officers and Directors, employed by the Company or its Affiliates. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t) “Fair Market Value” means, as of any date, the value of the Common Stock as the Administrator may determine in good faith by reference to the price of such stock on any established stock exchange or a national market system on the day of determination if the Common Stock is so listed on any established stock exchange or a national market system. If the Common Stock is not listed on any established stock exchange or a national market system, the value of the Common Stock will be determined as the Administrator may determine in good faith.

(u) “Fiscal Year” means the fiscal year of the Company.

(v) “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(w) “Net Income” means as to any Performance Period, the Company’s or a business unit’s income after taxes.

(x) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(y) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(z) “Operating Cash Flow” means as to any Performance Period, the Company’s or a business unit’s sum of Net Income plus depreciation and amortization plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses.

(aa) “Operating Income” means as to any Performance Period, the Company’s or a business unit’s income from operations but excluding any unusual items or non-operating or non-cash related expenses.

(bb) “Option” means a stock option granted pursuant to Section 6 of the Plan.

(cc) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(dd) “Participant” means the holder of an outstanding Award.

(ee) “Performance Goals” will have the meaning set forth in Section 11 of the Plan.

(ff) “Performance Period” means any Fiscal Year or such other period as determined by the Administrator in its sole discretion.

(gg) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(hh) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

(ii) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(jj) “Plan” means this 2008 Equity Incentive Plan.

(kk) “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

(ll) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(mm) “Return on Assets” means as to any Performance Period, the percentage equal to the Company’s or a business unit’s Operating Income, divided by average net Company or business unit, as applicable, assets.

(nn) “Return on Equity” means as to any Performance Period, the percentage equal to the Company’s Net Income divided by average stockholder’s equity.

(oo) “Return on Sales” means as to any Performance Period, the percentage equal to the Company’s or a business unit’s Operating Income, divided by the Company’s or the business unit’s, as applicable, revenue.

(pp) “Revenue” means as to any Performance Period, the Company’s or business unit’s net sales.

(qq) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(rr) “Section 16(b)” means Section 16(b) of the Exchange Act.

(ss) “Service Provider” means an Employee, Director, or Consultant.

(tt) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(uu) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(vv) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(ww) “Total Stockholder Return” means as to any Performance Period, the total return (change in share price plus reinvestment of any dividends) of a Share.

3. Stock Subject to the Plan.

(a) Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be awarded and sold under the Plan is 6,850,000 Shares, plus any Shares subject to stock options or similar awards granted under the Company’s 1998 Stock Plan (the “1998 Plan”) that expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the 1998 Plan that are forfeited to or repurchased by the Company on or after the date the 1998 Plan expires, with the maximum number of Shares to be added to the Plan from the 1998 Plan to be no more than 1,367,361 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b) Full Value Awards. Any Shares subject to Options or Stock Appreciation Rights will be counted against the numerical limits of this Section 3 as one Share for every Share subject thereto. Any Shares subject to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units with a per share or unit purchase price lower than 100% of Fair Market Value on the date of grant will be counted against the numerical limits of this Section 3 as one and one-half (1.5) Shares for every one Share subject thereto. To the extent that a Share that was subject to an Award that counted as one and one-half (1.5) Shares against the Plan reserve pursuant to the preceding sentence is recycled back into the Plan under the next paragraph of this Section 3, the Plan will be credited with one and one-half (1.5) Shares.

(c) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Upon exercise of a Stock Appreciation Right settled in Shares, the gross number of Shares covered by the portion of the Award so exercised will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the tax and/or exercise price of an Award will not become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not reduce the number of Shares available for issuance under the Plan. Notwithstanding the foregoing provisions of this Section 3(c), subject to adjustment provided in Section 14, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(c).

(d) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two (2) or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vi) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(vii) to modify or amend each Award (subject to Section 19(c) of the Plan). Notwithstanding the previous sentence, the Administrator may not, without the approval of the Company’s stockholders: (A) modify or amend an Option or Stock Appreciation Right to reduce the exercise price of such Option or Stock Appreciation Right after it has been granted (except for adjustments made pursuant to Section 14), or (B) cancel any outstanding Option or Stock Appreciation Right and replace it with a new Option or Stock Appreciation Right with a lower exercise price;

(viii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(ix) to allow Participants to satisfy withholding tax obligations in a manner prescribed in Section 15;

(x) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award pursuant to such procedures as the Administrator may determine; and

(xi) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations, and interpretations will be final and binding on all Participants and any other holders of Awards.

5. Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units as the Administrator determines may be granted to Service Providers. Incentive Stock Options may be granted only to Employees of the Company or any Parent or Subsidiary of the Company.

6. Stock Options.

(a) Limitations.

(i) Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000 (U.S.), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(ii) The Administrator will have complete discretion to determine the number of Shares subject to an Option granted to any Participant, provided that during any Fiscal Year, no Participant will be granted an Option covering more than 200,000 Shares. Notwithstanding the limitation in the previous sentence, in connection with his or her initial service as an Employee, an Employee may be granted Options covering up to an additional 400,000 Shares.

(b) Term of Option. The Administrator will determine the term of each Option in its sole discretion; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.

(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, but will be no less than 100% of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(c), Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration. The Administrator will determine the acceptable form(s) of consideration for exercising an Option, including the method of payment, to the extent permitted by Applicable Laws.

(d) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

(ii) An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specifies from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with any applicable withholding taxes). No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

(iii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(v) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(vi) Other Termination. A Participant’s Award Agreement may also provide that if the exercise of the Option following the termination of Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the 10th day after the last date on which such exercise would result in such liability under Section 16(b). Finally, a Participant’s Award Agreement may also provide that if the exercise of the Option following the termination of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option, or (B) the expiration of a period of three (3) months after the termination of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

7. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant, provided that during any Fiscal Year, no Participant will be granted Stock Appreciation Rights covering more than 200,000 Shares. Notwithstanding the limitation in the previous sentence, in connection with his or her initial service as an Employee, an Employee may be granted Stock Appreciation Rights covering up to an additional 400,000 Shares.

(c) Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan, provided, however, that the exercise price will be not less than 100% of the Fair Market Value of a Share on the date of grant.

(d) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Notwithstanding the foregoing, the rules of Section 6(d) also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Notwithstanding the foregoing sentence, for restricted stock intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, during any Fiscal Year no Participant will receive more than an aggregate of 150,000 Shares of Restricted Stock. Notwithstanding the foregoing limitation, in connection with his or her initial service as an Employee, for restricted stock intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, an Employee may be granted an aggregate of up to an additional 150,000 Shares of Restricted Stock. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

(i) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

9. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 9(d), may be left to the discretion of the Administrator. Notwithstanding anything to the contrary in this subsection (a), for Restricted Stock Units intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, during any Fiscal Year of the Company, no Participant will receive more than an aggregate of 150,000 Restricted Stock Units. Notwithstanding the limitation in the previous sentence, for Restricted Stock Units intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, in connection with his or her initial service as an Employee, an Employee may be granted an aggregate of up to an additional 150,000 Restricted Stock Units.

(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Restricted Stock Units. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion will determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under the Plan.

(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

(f) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock Units which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

10. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units/Shares granted to each Participant provided that during any Fiscal Year, for Performance Units or Performance Shares intended to qualify as

“performance-based compensation” within the meaning of Section 162(m) of the Code, (i) no Participant will receive Performance Units having an initial value greater than $1,000,000, and (ii) no Participant will receive more than 150,000 Performance Shares. Notwithstanding the foregoing limitation, for Performance Shares intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, in connection with his or her initial service, a Service Provider may be granted up to an additional 150,000 Performance Shares.

(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. After the grant of Performance Units/Shares, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Awards.

(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

(g) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Performance Units/Shares as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Performance Units/Shares which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

11. Performance-Based Compensation Under Code Section 162(m).

(a) General. If the Administrator, in its discretion, decides to grant an Award intended to qualify as “performance-based compensation” under Code Section 162(m), the provisions of this Section 11 will control over any contrary provision in the Plan; provided, however, that the Administrator may in its discretion grant Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code to such Participants that are based on Performance Goals or other specific criteria or goals but that do not satisfy the requirements of this Section 11.

(b) Performance Goals. The granting and/or vesting of Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Code Section 162(m) and may provide for a targeted level or levels of achievement (“Performance Goals”) including (i) Cash Position, (ii) Earnings Per Share, (iii) Net Income, (iv) Operating Cash Flow, (v) Operating Income, (vi) Return on Assets, (vii) Return on Equity, (viii) Return on Sales, (ix) Revenue, and (x) Total Stockholder Return. Any Performance Goals may be used to measure the performance of the Company as a whole or a business unit of the Company and may be measured relative to a peer group or index. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Administrator will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participant.

(c) Procedures. To the extent necessary to comply with the performance-based compensation provisions of Code Section 162(m), with respect to any Award granted subject to Performance Goals, within the first twenty-five percent (25%) of the Performance Period, but in no event more than ninety (90) days following the commencement of any Performance Period (or such other time as may be required or permitted by Code Section 162(m)), the Administrator will, in writing, (i) designate one or more Participants to whom an Award will be made, (ii) select the Performance Goals applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Goals and the amounts of such Awards, as applicable, to be earned by each Participant for such Performance Period. Following the completion of each Performance Period, the Administrator will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amounts earned by a Participant, the Administrator will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period. A Participant will be eligible to receive payment pursuant to an Award for a Performance Period only if the Performance Goals for such period are achieved.

(d) Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Participant and is intended to constitute qualified performance based compensation under Code Section 162(m) will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan will be deemed amended to the extent necessary to conform to such requirements.

12. Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months and one day following the commencement of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

13. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

14. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits set forth in Sections 3, 6, 7, 8, 9, and 10.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control. In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that each Award will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (the “Successor Corporation”). The Administrator will not be required to treat all Awards similarly in the transaction.

In the event that the Successor Corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Restricted Stock Units, Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted for in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Performance Units, the number of implied shares determined by dividing the value of the Performance Units by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 14(c) to the contrary: (i) an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the Successor Corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption; and (ii) if a payment under an Award Agreement is subject to Code Section 409A and if the change in control definition contained in the Award Agreement does not comply with the definition of “change of control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Code Section 409A without triggering any penalties applicable under Code Section 409A.

15. Tax Withholding.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

16. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

18. Effective Date and Term of Plan. The Plan will become effective upon the date the stockholders of the Company approve the Plan. The Company will obtain such stockholder approval in the manner and to the degree required under Applicable Laws. It will continue in effect until June 11, 2035, unless terminated earlier under Section 19 of the Plan.

19. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION YOUR VOTE MATTERS – HERE’S HOW TO VOTE! YOU MAY VOTE ONLINE OR BY PHONE INSTEAD OF MAILING THIS CARD. VOTES SUBMITTED ELECTRONICALLY MUST BE RECEIVED BY JUNE 10, 2025 AT 11:59 P.M., EASTERN TIME. ONLINE GO TO WWW.ENVISIONREPORTS.COM/IRIX OR SCAN THE QR CODE — LOGIN DETAILS ARE LOCATED IN THE SHADED BAR BELOW. PHONE CALL TOLL FREE 1-800-652-VOTE (8683) WITHIN THE USA, US TERRITORIES AND CANADA SAVE PAPER, TIME AND MONEY! SIGN UP FOR ELECTRONIC DELIVERY AT WWW.ENVISIONREPORTS.COM/IRIX USING A BLACK INK PEN, MARK YOUR VOTES WITH AN X AS SHOWN IN THIS EXAMPLE. PLEASE DO NOT WRITE OUTSIDE THE DESIGNATED AREAS. ANNUAL MEETING PROXY CARD IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. PROPOSALS — THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR ALL THE NOMINEES LISTED, FOR PROPOSALS X – X AND FOR EVERY X YEARS ON PROPOSAL 1 YEAR ON PROPOSAL 7 AND FOR PROPOSAL 8, IF PRESENTED. 1. ELECTION OF DIRECTORS: 01 - NICK CHEN FOR WITHHOLD 04 - WILLIAM MOORE 02 - BEVERLY A. HUSS 05 - SCOTT SHUDA FOR WITHHOLD 03 - PATRICK MERCER FOR WITHHOLD 2. TO RATIFY THE APPOINTMENT OF BPM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2025 ENDING JANUARY 3, 2026. 4. TO APPROVE AN AMENDMENT AND RESTATEMENT OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION (THE “CHARTER”), TO, AMONG OTHER MATTERS: MODERNIZE OUR CHARTER, INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 30,000,000 SHARES TO 100,000,000 SHARES, AND ESTABLISH THE DESIGNATIONS, POWERS, PREFERENCES AND RELATIVE AND OTHER SPECIAL RIGHTS AND THE QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS OF THE PREFERRED STOCK, INCLUDING OUR SERIES B PREFERRED STOCK, PAR VALUE $0.01 PER SHARE (THE “SERIES B PREFERRED STOCK”) IN THE FORM OF APPENDIX A ATTACHED TO THE PROXY STATEMENT (THE “RESTATED CHARTER”) (THE “RESTATED CHARTER PROPOSAL”). 3. TO APPROVE THE ISSUANCE OF THE NOVEL SHARES (OTHER THAN THE NOVEL SHARES ISSUABLE PURSUANT TO THE TERMS OF THE GROWTH NOTES) AS PROVIDED FOR UNDER NASDAQ LISTING RULES 5635(B) AND 5635(D) (THE “NASDAQ STOCKHOLDER APPROVAL PROPOSAL”). 5. TO APPROVE AN AMENDMENT TO OUR AMENDED AND RESTATED 2008 EQUITY INCENTIVE PLAN TO, AMONG OTHER THINGS, INCREASE THE SHARE RESERVE AND EXTEND THE TERM OF THE PLAN. 6. TO CONDUCT AN ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS. 7. TO CONDUCT AN ADVISORY NON-BINDING VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. 8. TO APPROVE ONE OR MORE ADJOURNMENTS OF THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IN THE EVENT THAT THERE ARE INSUFFICIENT VOTES FOR, OR OTHERWISE IN CONNECTION WITH, ONE OR MORE OF THE OTHER PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING. 1 YR 2 YRS 3 YRS ABSTAIN FOR AGAINST ABSTAIN 0457TC 1 UPX

2025 Annual Meeting Admission Ticket2025 Annual Meeting of IRIDEX Corporation Stockholders Wednesday, June 11, 2025, 9:00 A.M. Pacific TimeAt the principal executive offices of IRIDEX Corporation located at1212 Terra Bella Avenue, Mountain View, CA 94043Upon arrival, please present this admission ticket and photo identification at the registration desk.Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.The material is available at: www.envisionreports.com/IRIXSmall steps make an impact.Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/IRIXIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.Proxy — IRIDEX CorporationTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 2025 ANNUAL MEETING OF STOCKHOLDERS — June 11, 2025 The undersigned stockholder of IRIDEX Corporation, a Delaware corporation (“IRIDEX”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated on or around May [ ], 2025, and hereby appoints Patrick Mercer and Scott Shuda, each of them, proxy and attorney-in-fact, with full power of substitution and re-substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2025 Annual Meeting of Stockholders of IRIDEX to be held on June 11, 2025, at 9:00 a.m., Pacific Time, at the principal offices of IRIDEX located at 1212 Terra Bella Avenue, Mountain View, California 94043, and at any adjournment(s) or postponement(s) thereof and to vote all shares of Common Stock or Preferred Stock of IRIDEX which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side of this Proxy.This proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of each of the director nominees listed, FOR the ratification of the appointment of BPM LLP as the Company’s independent registered public accounting firm for fiscal year 2025 ending January 3, 2026, FOR the approval of the Nasdaq Stockholder Approval Proposal, FOR the Restated Charter Proposal, FOR the amendment to our amended and restated 2008 Equity Incentive Plan to, among other things, increase the share reserve and extend the term of the Plan, FOR an advisory vote to approve the compensation of the Company’s named executive officers, ONE YEAR on the advisory non-binding vote to approve the frequency of future advisory votes to approve the compensation of the Company’s named executive officers, FOR the approval of one or more adjournments of the Annual Meeting, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the Annual Meeting, and as said proxies deem advisable on such other matters as may come before the meeting and any adjournment(s) or postponement(s) thereof. The Board of Directors unanimously recommends a vote “FOR” each of the director nominees listed in Proposal 1, “FOR” Proposals 2, 3, 4, 5 and 6, “1 Year” on Proposal 7 and “FOR” Proposal 8, if presented.CONTINUED AND TO BE SIGNED ON REVERSE SIDEB Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign. If a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box.C Non-Voting ItemsChange of Address — Please print new address below.